MFS NEW ENDEAVOR FUND

500 Boylston Street, Boston, Massachusetts 02116-3741

(617) 954-5000

May 26, 2009

Dear Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in the MFS® New Endeavor Fund (the “New Endeavor Fund”). Votes will be cast at a shareholder meeting scheduled for July 9, 2009. While you are, of course, welcome to join us at the New Endeavor Fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the Internet.

You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. MFS offers a fund that is similar to the New Endeavor Fund called the MFS® Core Equity Fund (the “Core Equity Fund”). The Core Equity Fund and the New Endeavor Fund have identical investment objectives and the Core Equity Fund’s investment strategies and policies are similar to those of the New Endeavor Fund. The primary difference between the funds is that while the New Endeavor Fund may invest in companies of any size, it generally focuses its investments on companies with small market capitalizations. On the other hand, the Core Equity Fund has the flexibility to invest in companies of all sizes. This reorganization would provide you with the opportunity to participate in a larger combined fund with the same investment objective, similar strategies and policies, potentially lower expenses resulting from fixed costs being spread over a larger asset base and potentially greater prospects for asset growth over time.

After careful consideration, the New Endeavor Fund’s Trustees have unanimously determined that a tax-free reorganization of the New Endeavor Fund into the Core Equity Fund would be in your best interests. For this reason, your Trustees recommend that you vote FOR the proposed transaction, by attending the meeting and voting in person, by signing and returning the enclosed proxy card, or by following the instructions on the proxy card to vote via telephone or over the Internet. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the transaction is included in question and answer format at the beginning of the Prospectus/Proxy Statement. You should read both thoroughly before voting.

YOUR VOTE MAKES A DIFFERENCE

No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to vote according to the manner specified, either by mail, by phone, via the Internet or in person. Your prompt response will help avoid the need for additional mailings at the New Endeavor Fund’s expense. For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

If you have any questions or need additional information, please contact your financial adviser or call 1-800-755-7250, Monday through Friday between 8:00 a.m. and 10:00 p.m. and Saturday between 11:00 a.m. and 8:00 p.m. Eastern time. I thank you for your prompt vote on this matter.

Sincerely,

Maria F. Dwyer

President

MFS® Family of Funds

MFS NEW ENDEAVOR FUND

500 Boylston Street, Boston, Massachusetts 02116-3741

(617) 954-5000

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 9, 2009

A Special Meeting (the “Meeting”) of Shareholders of MFS New Endeavor Fund, a series of MFS Series Trust X, a Massachusetts business trust, will be held at the offices of the New Endeavor Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116-3741, on July 9, 2009, at 2:00 p.m. Eastern time for the following purposes:

ITEM 1.	To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) between MFS Series Trust X, a Massachusetts business trust, on behalf of its series the MFS New Endeavor Fund (the “New Endeavor Fund”), and MFS Series Trust I, a Massachusetts business trust, on behalf of its series the MFS Core Equity Fund (the “Core Equity Fund”), providing for the transfer of assets to and the assumption of all of the liabilities of the New Endeavor Fund by the Core Equity Fund in exchange solely for shares of beneficial interest of the Core Equity Fund, and the distribution of the Core Equity Fund shares to the shareholders of the New Endeavor Fund in complete liquidation and termination of the New Endeavor Fund.

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments and postponements thereof.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ITEM 1.

Only shareholders of record on May 11, 2009 will be entitled to vote at the Meeting.

By order of the Board of Trustees,

Susan S. Newton

Assistant Secretary and Assistant Clerk

May 26, 2009

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

Prospectus/Proxy Statement

May 26, 2009

Acquisition of the Assets and Liabilities of

MFS NEW ENDEAVOR FUND

A Series of MFS Series Trust X

500 Boylston Street

Boston, Massachusetts 02116-3741

(617) 954-5000

By and in Exchange for Shares of

MFS CORE EQUITY FUND

A Series of MFS Series Trust I

500 Boylston Street

Boston, Massachusetts 02116-3741

(617) 954-5000

This Prospectus/Proxy Statement relates to the proposed reorganization of the MFS New Endeavor Fund (the “New Endeavor Fund”) into the MFS Core Equity Fund (the “Core Equity Fund”). If the proposed reorganization is approved, each shareholder of the New Endeavor Fund will receive a number of full and fractional shares of the corresponding class of shares of the Core Equity Fund equal in total value at the date of the exchange to the total value of the shareholder’s New Endeavor Fund shares. Like the New Endeavor Fund, the Core Equity Fund is part of the family of funds advised by Massachusetts Financial Services Company (“MFS”) and is a registered open-end management investment company (mutual fund). The New Endeavor Fund and the Core Equity Fund are collectively referred to herein as the “Funds,” and each is referred to individually as a “Fund.”

This Prospectus/Proxy Statement is being mailed to shareholders of New Endeavor Fund on or about May 26, 2009. It provides you with the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the “SEC”) and some is technical. If there is anything you do not understand, please call the toll-free number, 1-800-755-7250, or your financial intermediary.

This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Core Equity Fund. Please read it carefully and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated January 1, 2009, of the Core Equity Fund (the “Core Equity Fund Prospectus”); (ii) the Core Equity Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2008 (the “Core Equity Fund Annual Report”); and (iii) the Core Equity Fund’s Semi-Annual Report to Shareholders for the six-month period ended February 28, 2009 (the “Core Equity Fund Semi-Annual Report”). The Core Equity Fund Prospectus, the Core Equity Fund Annual Report, and the Core Equity Fund Semi-Annual Report are incorporated into this Prospectus/Proxy Statement by reference, which means they are part of the Prospectus/Proxy Statement for legal purposes.

The following documents have been filed with the SEC and are also incorporated into this Prospectus/Proxy Statement by reference:

(i)	the Prospectus, dated December 1, 2008, of the New Endeavor Fund, as supplemented from time to time;

(ii)	the Statement of Additional Information, dated December 1, 2008, of the New Endeavor Fund, as supplemented from time to time;

(iii)	the Statement of Additional Information, dated January 1, 2009, of the Core Equity Fund, as supplemented from time to time;

(iv)	the New Endeavor Fund’s Annual Report to Shareholders for the fiscal year ended July 31, 2008;

(v)	the New Endeavor Fund’s Semi-Annual Report to Shareholders for the six-month period ended January 31, 2009; and

(vi)	a Statement of Additional Information, dated May 26, 2009, relating to the proposed reorganization.

For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606) or write to MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824.

Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices, at 3 World Financial Center, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access material and other information about the Funds on the SEC’s Internet site at http://www.sec.gov. The SEC file numbers for the documents listed above relating to the New Endeavor Fund are 033-1657 and 811-4492. The SEC file numbers for the documents listed above relating to the Core Equity Fund are 033-7638 and 811-4777. The SEC file number for the Statement of Additional Information, dated May 26, 2009, relating to the proposed reorganization is 333-158505.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Enclosures

Prospectus of the Core Equity Fund, dated January 1, 2009

Annual Report of the Core Equity Fund, for the fiscal year ended August 31, 2008

Semi-Annual Report of the Core Equity Fund, for the six-month period ended February 28, 2009

SYNOPSIS

The questions and responses thereto that follow provide an overview of matters that may be particularly relevant to shareholders considering a proposed reorganization between the Funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.	What is being proposed?

The Trustees of the New Endeavor Fund, who are also the Trustees of the Core Equity Fund, are recommending that shareholders of the New Endeavor Fund approve the reorganization of the New Endeavor Fund into the Core Equity Fund. If approved by shareholders, the assets and liabilities of the New Endeavor Fund will be transferred to the Core Equity Fund. In consideration therefor, the Core Equity Fund will deliver to the New Endeavor Fund a number of shares of the Core Equity Fund having an aggregate net asset value equal to the value of the assets of the New Endeavor Fund less the value of liabilities of the New Endeavor Fund. Immediately following the transfer, the Core Equity Fund shares received by the New Endeavor Fund will be distributed to its shareholders, in proportion to their holdings in the New Endeavor Fund and the New Endeavor Fund will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the “reorganization.”)

2.	What will happen to my shares of the New Endeavor Fund as a result of the reorganization?

Your shares of the New Endeavor Fund will, in effect, be exchanged on a tax-free basis for federal income tax purposes for shares of the same class of the Core Equity Fund with an equal total net asset value. The New Endeavor Fund will then be terminated.

3.	Why is the reorganization being proposed and what are the benefits of merging the New Endeavor Fund into the Core Equity Fund?

The reorganization is designed to reduce existing overlap in funds within the same asset class (i.e. equity funds) offered within the MFS fund family, thereby reducing inefficiencies and creating a larger combined fund. The reorganization would provide you with the opportunity to participate in a significantly larger combined fund with an identical investment objective and similar investment policies and strategies, potentially lower expenses resulting from fixed costs being spread over a larger asset base, and a generally better historical performance record. In addition, combining the Funds will likely eliminate the duplication of certain services and expenses that currently exist as a result of their separate operations, which could over time promote more efficient management and operations on a more cost-effective basis. The Trustees believe that the reorganization is in the best interests of each Fund’s shareholders and that the interests of shareholders will not be diluted as a result of the reorganization.

It is estimated that if the reorganization is completed, each class of shares of the combined fund would have a lower expense ratio than the expense ratio of the corresponding class of shares of the New Endeavor Fund (an estimated reduction of 0.18% for all share classes) based on expenses incurred for the twelve-month period ended August 31, 2008. In addition, although past performance is not an indication of future performance, the Core Equity Fund generally has a better historical performance record than does the New Endeavor Fund. It is expected that the reorganization will be a tax-free event for federal income tax purposes and, accordingly, no gain or loss will be recognized by you or the New Endeavor Fund as a direct result of the reorganization.

For a complete discussion of the factors considered by the Board of Trustees in approving the reorganization, please see “Background and Reasons for the Proposed Reorganization” below.

4.	How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?

The investment objective of the two Funds is identical, in that both Funds seek capital appreciation. The investment objective of each Fund can be changed by the Trustees without shareholder approval.

The principal investment strategies and policies of the Funds are similar, and the Funds’ fundamental and non-fundamental investment restrictions are identical. MFS seeks to achieve the New Endeavor Fund’s objective by investing, under normal market conditions, the Fund’s assets primarily in equity securities. MFS seeks to achieve the Core Equity Fund’s objective by investing, under normal market conditions, at least 80% of the Fund’s net assets in equity securities.

Neither Fund is constrained to any particular investment style. MFS may invest each Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

The assets of each Fund may be invested in foreign securities. With respect to both Funds, MFS may also use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach in buying and selling investments for both Funds. Investments are selected primarily based on fundamental analysis by MFS of issuers and their potential in light of their current financial condition and industry position and market, economic, political and regulatory conditions. For each Fund, factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

MFS may engage in active and frequent trading in pursuing each Fund’s principal investment strategies. In addition, in response to market, economic, political, or other conditions, MFS may depart from each Fund’s principal investment strategies by temporarily investing for defensive purposes.

Each Fund is managed by a team of investment research analysts who select investments for the Fund. MFS allocates the New Endeavor Fund’s assets to analysts by broad market sectors. With respect to the Core Equity Fund, MFS allocates the Fund’s assets to analysts by industries.

The primary difference between the Funds is that while both Funds may invest in companies of any size, MFS generally focuses the New Endeavor Fund’s investments on companies with small market capitalizations. As of March 31, 2009, the New Endeavor Fund’s average weighted market capitalization was approximately $2.0 billion and the Core Equity Fund’s average weighted market capitalization was approximately $49.3 billion.

In addition to the Funds’ principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The investment techniques and practices employed by each Fund, together with their risks, are described in each Fund’s Prospectus and Statement of Additional Information. For more information regarding each Fund’s investment policies and restrictions, see, among other disclosures, “Risk Return Summary” in each Fund’s current Prospectus, “Investment Strategies, Risks and Restrictions” in Part I of each Fund’s current Statement of Additional Information, “Appendix E – Investment Strategies and Risks,” and “Appendix F – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

While MFS believes that the Core Equity Fund should provide a comparable investment opportunity for shareholders of the New Endeavor Fund, MFS has estimated that approximately 50% of the portfolio of the New Endeavor Fund will be liquidated after shareholder approval and prior to the reorganization. Proceeds from the liquidations will be used to acquire securities consistent with the Core Equity Fund’s strategy of investing in a broader universe of investments with respect to market capitalization. Shareholders of the New Endeavor Fund will indirectly incur commissions and other transaction costs typically associated with the purchase and sale of securities in connection with such portfolio repositioning. During this period of liquidation and the subsequent period prior to the reorganization, the New Endeavor Fund may not operate in accordance with its stated investment objective, policies, restrictions and strategies. MFS has estimated that brokerage commissions and other transaction costs associated with such pre-reorganization repositioning will be approximately $44,000. In addition, MFS estimates that up to approximately 30% of the securities received from the New Endeavor Fund may subsequently be sold by the Core Equity Fund over time following the reorganization. Shareholders of the combined fund would likewise indirectly bear brokerage commissions and other transaction costs to the extent portfolio securities received from the New Endeavor Fund are repositioned over time subsequent to the reorganization. MFS has estimated that brokerage commissions and other transaction costs associated with such post-reorganization portfolio repositioning will be approximately $26,000. The amount of transaction costs associated with the pre-reorganization and post-reorganization portfolio repositioning will be dependent upon market conditions and portfolio holdings at the time the portfolio is repositioned and may be higher or lower than the amounts stated above. These transactions may also generate taxable gains for shareholders (after reduction by any available capital loss carry forwards). For more information about the federal income tax consequences of the reorganization, see the response to Question 10, “Will the reorganization have tax consequences,” and “Federal Income Tax Consequences” below.

5.	How do the management fees and other expenses of the two Funds compare and what are they estimated to be following the reorganization?

The tables below show the Funds’ contractual management fee rates, any applicable management fee waivers and/or reductions currently in place, and the Funds’ effective management fee rates, sales charges and annual operating expenses.

Management Fees: The annual management fee rate set forth in each Fund’s Investment Advisory Agreement with MFS and each Fund’s effective management fee during its most recent fiscal year are as follows:

New Endeavor Fund
Contractual Management Fee Rate*:	Effective Management Fee Rate (for fiscal year ended July 31, 2008)*:
0.75% on first $1.0 billion of average daily net assets; 0.70% in excess of $1.0 billion of average daily net assets	0.75% of average daily net assets

*	During the New Endeavor Fund’s fiscal year ended July 31, 2008, the management fee set forth in the Fund’s Investment Advisory Agreement with MFS was 0.75% annually of the Fund’s average daily net assets; during that time period MFS had agreed in writing to reduce its management fee to 0.70% of the Fund’s average daily net assets in excess of $1 billion. The New Endeavor Fund’s Investment Advisory Agreement was amended effective August 1, 2008 to incorporate this breakpoint.

Core Equity Fund
Contractual Management Fee Rate:	Effective Management Fee Rate (for fiscal year ended August 31, 2008):
0.65% on first $500 million of average daily net assets; 0.55% in excess of $500 million of average daily net assets	0.60% of average daily net assets

If the reorganization is consummated, the combined fund will pay management fees pursuant to the Core Equity Fund’s lower contractual management fee schedule, as set forth in the chart above.

Sales Charges and Rule 12b-1 Fees. The sales charges are the same for both Funds; however, no initial sales charge will be charged to shareholders in connection with the proposed reorganization of the Funds. The contingent deferred sales charge (“CDSC”) aging schedule for Class B shares and Class C shares held by a shareholder of the New Endeavor Fund will be carried over to Class B shares and Class C shares, respectively, of the Core Equity Fund received by such shareholder in the reorganization.

In addition, the maximum amounts payable under the Rule 12b-1 distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), are the same for Class A, Class B, Class C, Class R1, Class R2, and Class R3 shares of the New Endeavor Fund and the Core Equity Fund. Neither Class I nor Class R4 shares of either Fund are subject to Rule 12b-1 fees.

Other Expenses, Total Annual Fund Operating Expenses and Net Expenses. As shown in greater detail in the tables below, the Core Equity Fund’s “Other Expenses,” “Total Annual Fund Operating Expenses” and

“Net Expenses” for each class of shares were each lower than the New Endeavor Fund’s “Other Expenses,” “Total Annual Fund Operating Expenses”, and “Net Expenses” for the corresponding class of shares as of each Fund’s most recent fiscal year end, and it is estimated that the pro forma expenses of each class of the combined fund will be lower than the expenses of the corresponding class of shares of the New Endeavor Fund.

The following tables summarize the fees and expenses that you may pay when investing in the Funds, expenses that the New Endeavor Fund and the Core Equity Fund incurred in the twelve months ended July 31, 2008 and August 31, 2008, respectively, and estimates of pro forma expenses of the Core Equity Fund after giving effect to the reorganization (assuming that the reorganization occurred September 1, 2007 (the beginning of the Fund’s most recently completed fiscal year)). The annual fund operating expenses are based on the expenses that each Fund incurred during its most recently completed fiscal year adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect each Fund’s current asset size. In general, a fund’s annual operating expenses as a percentage of the fund’s assets increase as the fund’s assets decrease.

The tables below are provided to help you understand the expenses of investing in the Funds, including estimates of pro forma expenses of the Core Equity Fund after giving effect to the reorganization. The Core Equity Fund’s actual expenses after the reorganization may be greater or less than those shown below.

	Class A Shares		Class B Shares		Class C Shares		Class I Shares	All Class R Shares
Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
New Endeavor Fund	5.75%		None		None		None	None
Core Equity Fund	5.75	%†	None		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is less)
New Endeavor Fund	See Below	*	4.00	%**	1.00	%***	None	None
Core Equity Fund	See Below	*	4.00	%**	1.00	%***	None	None

†	No sales charge will be paid on shares of the Core Equity Fund issued in connection with this proposed reorganization.
*	A contingent deferred sales charge (referred to as a CDSC) of 1.00% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares and you redeem your investment within 12 months of your purchase if you purchased the shares prior to September 1, 2008, and within 24 months of your purchase if you purchased the shares on or after September 1, 2008.
**	4.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter.
***	1.00% for shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses(1)

(Expenses that are Deducted from Fund Assets

as a Percentage of Average Daily Net Assets)

	Management Fees	Distribution (12b-1) Fees(2)	Other Expenses(3)(4)	Total Annual Fund Operating Expenses(3)	Fee Waiver and/or Expense Reimbursement(3)(5)	Net Expenses/ Total Annual Fund Operating Expenses(3)(5)
New Endeavor Fund
Class A	0.75%	0.25%	0.40%	1.40%	(0.09)%	1.31%
Class B	0.75%	1.00%	0.40%	2.15%	(0.09)%	2.06%
Class C	0.75%	1.00%	0.40%	2.15%	(0.09)%	2.06%
Class I	0.75%	N/A	0.40%	1.15%	(0.09)%	1.06%
Class R1	0.75%	1.00%	0.40%	2.15%	(0.09)%	2.06%
Class R2	0.75%	0.50%	0.40%	1.65%	(0.09)%	1.56%
Class R3	0.75%	0.25%	0.40%	1.40%	(0.09)%	1.31%
Class R4	0.75%	N/A	0.40%	1.15%	(0.09)%	1.06%

Core Equity Fund
Class A	0.60%	0.25%	0.29%	1.14%	N/A	1.14%
Class B	0.60%	1.00%	0.29%	1.89%	N/A	1.89%
Class C	0.60%	1.00%	0.29%	1.89%	N/A	1.89%
Class I	0.60%	N/A	0.29%	0.89%	N/A	0.89%
Class R1	0.60%	1.00%	0.29%	1.89%	N/A	1.89%
Class R2	0.60%	0.50%	0.29%	1.39%	N/A	1.39%
Class R3	0.60%	0.25%	0.29%	1.14%	N/A	1.14%
Class R4	0.60%	N/A	0.29%	0.89%	N/A	0.89%

Core Equity Fund (Pro Forma Combined)(6)
Class A	0.59%	0.25%	0.29%	1.13%	N/A	1.13%
Class B	0.59%	1.00%	0.29%	1.88%	N/A	1.88%
Class C	0.59%	1.00%	0.29%	1.88%	N/A	1.88%
Class I	0.59%	N/A	0.29%	0.88%	N/A	0.88%
Class R1	0.59%	1.00%	0.29%	1.88%	N/A	1.88%
Class R2	0.59%	0.50%	0.29%	1.38%	N/A	1.38%
Class R3	0.59%	0.25%	0.29%	1.13%	N/A	1.13%
Class R4	0.59%	N/A	0.29%	0.88%	N/A	0.88%

(1)	Expenses for the New Endeavor Fund computed for the twelve-month period ended July 31, 2008, the New Endeavor Fund’s most recently completed fiscal year end. Expenses for the Core Equity Fund computed for the twelve-month period ended August 31, 2008, the Core Equity Fund’s most recently completed fiscal year end. Expenses for each Fund have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect each Fund’s current asset size.
(2)

Each Fund’s Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of such Fund’s Class A, Class B, Class C, Class R1, Class R2, and Class R3 shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan are as follows: 0.25% (0.25% service fee) for Class A shares and Class R3 shares; 1.00% (0.75% distribution fee and 0.25% service fee) for Class B, Class C and Class R1 shares; and 0.50% (0.25% distribution fee and 0.25% service fee) for Class R2 shares. Neither Fund has adopted a Rule 12b-1 plan with respect to its Class I or Class R4 shares. With respect to the Core Equity Fund, assets attributable to certain Class A shares sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. However, to the extent the Core Equity Fund’s Class A service fees paid under the distribution plan do not exceed 0.25% annually, the Fund may pay the remaining amount of service fees available under the plan for distribution-related expenses.

(3)	Each Fund has entered into an expense offset arrangement that reduces the Fund’s custodian fee based upon the amount of cash maintained by the Fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, “Total Annual Fund Operating Expenses” or “Net Expenses”, as the case may be, would be lower.
(4)	“Other Expenses” for each Fund do not include the one-time fees and expenses that will be borne by each Fund in connection with the consummation of the reorganization, as described in “Reorganization Fees and Expenses” under “Information About the Reorganization.” “Other Expenses” for the New Endeavor Fund include 0.01% attributable to non-operating expenses which are not subject to the “Other Expense” limit referenced in Footnote 5.
(5)	With respect to the New Endeavor Fund, MFS has agreed in writing to bear the Fund’s expenses such that “Other Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 0.30% annually of the Fund’s average daily net assets for each class of shares. This written agreement excludes management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including fees and expenses associated with investments in investment companies and other similar investment vehicles), and will continue until modified by the New Endeavor Fund’s Board of Trustees, but such agreement will continue until at least November 30, 2009.

With respect to the Core Equity Fund, MFS has agreed in writing to bear the Core Equity Fund’s expenses such that “Total Annual Fund Operating Expenses,” determined without giving effect to the expense offset arrangement described above, do not exceed 1.21% annually for each of Class A shares and Class R3 shares, 1.96% annually for each of Class B, Class C, and Class R1 shares, 0.96% annually for each of Class I and Class R4 shares, and 1.46% annually for Class R2 shares. This written agreement excludes interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, and will continue until modified by the Core Equity Fund’s Board of Trustees, but such agreement will continue until at least December 31, 2009.

(6)	Assumes that the reorganization occurred on September 1, 2007 (the beginning of the Fund’s most recently completed fiscal year).

Examples

The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and that you redeem all of your shares at the end of these periods (unless otherwise indicated below). They also assume a 5% return on your investment each year and that all dividends and other distributions are reinvested. They also assume that a Fund’s operating expenses remain the same, except that the New Endeavor Fund’s total operating expenses are assumed to be the Fund’s “Net Expenses” for the period during which any contractual fee reductions are in effect (see “Annual Fund Operating Expenses” table above). The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
New Endeavor Fund
Class A	$705	$988	$1,292	$2,154
Class B(1)
Assuming redemption at end of period	$613	$968	$1,350	$2,288
Assuming no redemption	$213	$668	$1,150	$2,288
Class C
Assuming redemption at end of period	$313	$668	$1,150	$2,479
Assuming no redemption	$213	$668	$1,150	$2,479
Class I	$112	$360	$628	$1,393
Class R1	$213	$668	$1,150	$2,479
Class R2	$163	$515	$892	$1,950
Class R3	$137	$438	$761	$1,675
Class R4	$112	$360	$628	$1,393
Core Equity Fund
Class A	$685	$916	$1,167	$1,881
Class B(1)
Assuming redemption at end of period	$592	$894	$1,221	$2,016
Assuming no redemption	$192	$594	$1,021	$2,016
Class C
Assuming redemption at end of period	$292	$594	$1,021	$2,212
Assuming no redemption	$192	$594	$1,021	$2,212
Class I	$91	$284	$493	$1,096
Class R1	$192	$594	$1,021	$2,212
Class R2	$142	$440	$761	$1,669
Class R3	$116	$362	$628	$1,386
Class R4	$91	$284	$493	$1,096
Core Equity Fund (Pro Forma Combined)
Class A	$684	$913	$1,161	$1,871
Class B(1)
Assuming redemption at end of period	$591	$891	$1,216	$2,005
Assuming no redemption	$191	$591	$1,016	$2,005
Class C
Assuming redemption at end of period	$291	$591	$1,016	$2,201
Assuming no redemption	$191	$591	$1,016	$2,201
Class I	$90	$281	$488	$1,084
Class R1	$191	$591	$1,016	$2,201
Class R2	$141	$437	$755	$1,657
Class R3	$115	$359	$622	$1,375
Class R4	$90	$281	$488	$1,084

(1)	Class B shares convert to Class A shares approximately eight years after purchase. Therefore, years nine and ten reflect Class A expenses, respectively.

For more information on the fees and expenses of each Fund, see “Expense Summary” in each Fund’s current Prospectus.

6.	How has the Core Equity Fund performed?

The following information provides some indication of the risks of investing in the Funds, by showing changes in the Funds’ performance from year to year, and by showing how the Funds’ average annual returns for 1, 5 and 10 years (or, if shorter, the period of the fund’s operations) compare with those of a broad measure of market performance.

As shown in the tables below, Class A shares of the Core Equity Fund outperformed Class A shares of the New Endeavor Fund in six of the last eight calendar years during which both Funds were in existence. In addition, each class of the Core Equity Fund outperformed the corresponding class of the New Endeavor Fund for each of the one- and five-year periods ended December 31, 2008. Of course, the Funds’ past performance is not an indication of future performance.

Annual Total Return (Total Investment Return at NAV)

Class A Shares

	2008	2007	2006	2005	2004
New Endeavor Fund	(39.90)%	5.69%	7.85%	1.12%	13.50%
Core Equity Fund	(37.91)%	8.50%	13.27%	5.99%	13.97%

	2003	2002	2001	2000	1999
New Endeavor Fund	53.52%	(23.50)%	12.02%	N/A	N/A
Core Equity Fund	27.45%	(21.72)%	(11.60)%	2.55%	8.33%

The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. Total returns for other classes of each Fund would have been lower than the returns for Class A shares because such other classes of shares have higher total annual expense ratios (except with respect to Class I and Class R4 shares, each of which has a lower expense ratio than that of Class A, and with respect to Class R3 shares, which has the same expense ratio as that of Class A).

During the periods shown in the table, the highest quarterly returns for the New Endeavor Fund and the Core Equity Fund were 33.31% for the calendar quarter ended December 31, 2001 and 17.01% for the calendar quarter ended June 30, 2003, respectively, and the lowest quarterly returns were (29.34)% for the calendar quarter ended December 31, 2008 and (22.42)% for the calendar quarter ended December 31, 2008, respectively. The total returns for the three-month period ended March 31, 2009 for the New Endeavor Fund and the Core Equity Fund were (7.59)% and (8.56)%, respectively.

Average Annual Total Returns(1) as of December 31, 2008

(Load Adjusted)

	1 Year	5 Year	Life+
New Endeavor Fund
Returns Before Taxes
Class B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(42.66)%	(5.56)%	(0.36	)%(2)
Class C Shares, with CDSC (1% for 12 Months)	(40.86)%	(5.32)%	(0.39)%
Class I Shares, at Net Asset Value	(39.74)%	(4.37)%	0.46%
Class R1 Shares, at Net Asset Value	(40.27)%	(5.23)%	(0.18)%
Class R2 Shares, at Net Asset Value	(39.94)%	(4.99)%	(0.03)%
Class R3 Shares, at Net Asset Value	(39.88)%	(4.72)%	0.15%
Class R4 Shares, at Net Asset Value	(39.71)%	(4.50)%	0.28%
Class A Shares, with Initial Sales Charge (5.75%)	(43.36)%	(5.82)%	(0.56)%
Returns After Taxes (Class A Shares only)
Returns After Taxes on Distributions, with Initial Sales Charge (5.75%)(3)	(43.36)%	(7.56)%	(1.91)%
Returns After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (5.75%)	(28.18)%	(4.90)%	(0.64)%
Benchmark Comparison (Returns Before Taxes)
Standard & Poor’s SmallCap 600 Index(4)(5)	(31.07)%	0.88%	3.45%

	1 Year	5 Year^	10 Year^
Core Equity Fund
Returns Before Taxes
Class B Shares, with CDSC (Declining over Six Years from 4% to 0%)	(40.86)%	(2.59)%	(1.53)%[2]
Class C Shares, with CDSC (1% for 12 Months)	(38.95)%	(2.26)%	(1.67)%
Class I Shares, at Net Asset Value	(37.71)%	(1.27)%	(0.67)%
Class R1 Shares, at Net Asset Value	(38.37)%	(2.34)%	(1.70)%
Class R2 Shares, at Net Asset Value	(38.04)%	(1.92)%	(1.48)%
Class R3 Shares, at Net Asset Value	(37.86)%	(1.63)%	(1.02)%
Class R4 Shares, at Net Asset Value	(37.75)%	(1.43)%	(0.92)%
Class A Shares, with Initial Sales Charge (5.75%)	(41.48)%	(2.77)%	(1.60)%
Returns After Taxes (Class A Shares only)
Returns After Taxes on Distributions, with Initial Sales Charge (5.75%)(3)	(41.55)%	(3.48)%	(2.13)%
Returns After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (5.75%)	(26.88)%	(2.26)%	(1.33)%
Benchmark Comparison (Returns Before Taxes)
Russell 3000 Index(4)(6)	(37.31)%	(1.95)%	(0.80)%

(1)	The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 5.75% maximum sales charge on Class A shares and the applicable CDSC for Class B shares (declining over six years from 4% to 0% from the end of the calendar month of purchase). The performance returns for the benchmark comparisons do not reflect the deduction of sales charges. All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been lower.

(2)	Class B shares convert to Class A shares approximately eight years after purchase; therefore, returns for the period after conversion reflect the performance of Class A shares.
(3)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only Class A shares of each fund, and after-tax returns for the funds’ other classes of shares will vary from the returns shown.
(4)	Source: FactSet Research Systems Inc.
(5)	The Standard & Poor’s SmallCap 600 Index – a capitalization-weighted index designed to measure the performance of 600 stocks that are generally considered representative of small-sized U.S. companies.
(6)	The Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
+	New Endeavor Fund commenced investment operations on September 29, 2000, with the offering of Class A shares and subsequently offered Class B, Class C, and Class I shares on January 2, 2002, Class R2 shares on October 31, 2003, and Class R1, R3 and R4 shares on April 1, 2005. Core Equity Fund commenced investment operations on January 2, 1996 with the offering of Class A shares, and subsequently offered Class B shares, Class C shares and Class I shares on January 2, 1997, Class R2 shares on October 31, 2003 and Class R1 shares, Class R3 shares, and Class R4 shares on April 1, 2005.
^	A portion of each of the returns includes proceeds received by the fund from unrelated non-recurring events.

For New Endeavor Fund, performance for share classes offered after Class A shares includes the performance of the Fund’s Class A shares for periods prior to their offering. For Core Equity Fund, performance for each of Class R3 and Class R4 shares includes the performance of the Fund’s Class A shares for periods prior to their offering. Performance for each of Core Equity Fund’s Class R1 and Class R2 shares includes the performance of the Fund’s Class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

To review information regarding the Core Equity Fund in more detail, please refer to the Core Equity Fund Prospectus, the Core Equity Fund Annual Report, and the Core Equity Fund Semi-Annual Report, each of which is enclosed.

7.	What are the differences in portfolio turnover rates of the two Funds?

Portfolio turnover is a measure of how frequently a Fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund’s performance. Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund’s shareholders who do not hold shares in tax-free accounts such as a 401(k) plan. During each Fund’s most recent fiscal year, the New Endeavor Fund had a portfolio turnover rate of 106% and the Core Equity Fund had a portfolio turnover rate of 86%. It is anticipated that there will be additional portfolio turnover prior to and following the reorganization due to active trading of securities in connection with portfolio repositioning.

8.	Who manages the Core Equity Fund?

MFS is the investment adviser for each Fund. MFS, located at 500 Boylston Street, Boston, Massachusetts, is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $127.6 billion as of December 31, 2008.

The Core Equity Fund is managed by a team of investment research analysts. MFS allocates the Fund’s assets to analysts by industries. The analysts are overseen by Katrina A. Mead and Joseph G. MacDougall, each an Investment Officer of MFS. Ms. Mead has been employed in the investment area of MFS since 1997. Mr. MacDougall has been employed in the investment area of MFS since 2005 and was a Product Manager at MFS from 2000 to 2005.

9.	How will the reorganization happen?

If the reorganization is approved, your New Endeavor Fund shares will be exchanged for Core Equity Fund shares, using the Funds’ respective net asset value per share prices, excluding sales charges, as of the close of trading on or about July 24, 2009. This exchange will not affect the total dollar value of your investment.

10.	Will the reorganization have tax consequences?

It is expected that the reorganization itself will be a tax-free event for federal income tax purposes. Accordingly, no gain or loss will be recognized by you or the New Endeavor Fund as the direct result of the reorganization and your aggregate tax basis in the Core Equity Fund shares you will receive in connection with the reorganization will be the same as your aggregate tax basis in your New Endeavor Fund shares. That said, because the reorganization will cause the New Endeavor Fund’s tax year to end on a date earlier than the last day of its normal tax year, the reorganization may accelerate distributions from the New Endeavor Fund to its shareholders. In particular, the New Endeavor Fund will recognize net gains or losses on the sales of any securities, including those resulting from portfolio repositioning prior to the reorganization. As previously discussed in Question 4, “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare,” MFS estimates that approximately 50% of the portfolio of the New Endeavor Fund will be liquidated prior to the reorganization. Any undistributed capital gains realized on a net basis, in the short tax year ending on the closing date, as the result of sales of securities in the normal course of business or due to repositioning will require the New Endeavor Fund to declare a dividend and pay out any such net realized gains, net of any available capital loss carryforwards, which will be taxable to shareholders. Additionally, MFS estimates that approximately 30% of the portfolio securities received from the New Endeavor Fund may subsequently be sold by the Core Equity Fund over time following the reorganization. To the extent the Core Equity Fund recognizes net gains from the sale of such securities, such gains, net of any available capital loss carryforwards, will be distributed to its shareholders during or with respect to the year of sale and will be taxable to you as a shareholder of the Core Equity Fund. The actual tax impact of the sale of portfolio assets will depend on the difference between the price at which such portfolio assets are sold by a fund and the fund’s basis in such assets. Also, to the extent that the New Endeavor Fund holds any securities that are marked to market in connection with the reorganization, it will also recognize and be required to pay out any net gain from such securities.

At any time prior to the consummation of the reorganization, you may redeem your shares, which will likely result in the recognition of gain or loss for federal income tax purposes.

For more information about the federal income tax consequences of the reorganization, see “Federal Income Tax Consequences” below.

11.	Will my dividends be affected by the reorganization?

Currently, the New Endeavor Fund intends to distribute substantially all of its net income (including any capital gains) to shareholders at least annually. Distributions by the New Endeavor Fund may be accelerated prior to the reorganization, as described above. Following the reorganization, the payment frequency for dividends and capital gains in the Core Equity Fund is the same as the New Endeavor Fund’s regular distribution schedule. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the New Endeavor Fund. Of course, the amount of these dividends will reflect the investment performance of the Core Equity Fund.

The Core Equity Fund will not permit any New Endeavor Fund shareholder holding certificates for New Endeavor Fund shares at the time of the reorganization to receive cash dividends or other distributions, to receive certificates for shares issued in the reorganization (referred to as “Reorganization Shares”), to exchange Reorganization Shares for shares of other investment companies managed by MFS, or to pledge or redeem Reorganization Shares until such certificates for the New Endeavor Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

If a shareholder is not permitted to receive cash dividends or other distributions on Reorganization Shares for one of the reasons above, the Core Equity Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on the New Endeavor Fund shares in cash.

12.	What Core Equity Fund shares will shareholders of the New Endeavor Fund receive if the reorganization occurs?

As noted above, shareholders holding Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares of the New Endeavor Fund will receive Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares, respectively, of the Core Equity Fund equal in total value to the shares of the New Endeavor Fund held by the shareholder at the time of the reorganization. The Core Equity Fund is a series of MFS Series Trust I (“Series Trust I”), a voluntary association with transferable shares organized under the laws of The Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”) and is governed by its Amended and Restated Declaration of Trust (“Series Trust I’s Declaration of Trust”) and by-laws, as amended and restated. The New Endeavor Fund is a series of MFS Series Trust X (“Series Trust X”), another Massachusetts business trust and is governed by its Amended and Restated Declaration of Trust (“Series Trust X’s Declaration of Trust”) and by-laws, as amended and restated. Series Trust I’s and Series Trust X’s Declarations of Trust are substantially similar and their by-laws are identical to one another. Accordingly, New Endeavor Fund shareholders will have substantially similar rights as shareholders of Core Equity Fund to the rights they currently have as shareholders of the New Endeavor Fund. In addition, both Series Trust I and Series Trust X are overseen by the same Board of Trustees.

13.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund and for exchanging shares of each Fund for shares of other MFS funds are similar.

Both Funds currently offer Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares. Class A, Class B and Class C shares of both Funds may be purchased through financial intermediaries that have sales agreements with MFS Fund Distributors, Inc. (“MFD”) at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds are made at net asset value for all classes.

Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly from you or through a financial intermediary by the Fund’s valuation time, minus any applicable CDSC.

Shares received in connection with the proposed reorganization may be exchanged for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting the shareholder servicing agent, MFS Service Center, Inc., directly. Your shares will be bought at the net asset value next calculated after your exchange order is received in proper form.

For more information on the principal share characteristics of the Funds, see “Description of Share Classes” and “How to Purchase, Redeem and Exchange Shares” in each Fund’s current Prospectus.

14.	How will I be notified of the outcome of the reorganization?

If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares of the Core Equity Fund you are receiving and the procedures for surrendering your certificates of the New Endeavor Fund, if applicable. If the reorganization is not approved, the New Endeavor Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Trustees may consider other alternatives.

15.	Will the number of shares each shareholder owns change?

Yes, but the total value of the shares of the Core Equity Fund you receive will equal the total value of the shares of the New Endeavor Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund (and the resulting number of shares) is different, the total value of your holdings will not change as a result of the reorganization.

RISK FACTORS

What are the principal risk factors associated with an investment in the Core Equity Fund and how do they compare with those for the New Endeavor Fund?

Because the Funds share an identical investment objective and similar investment policies, the principal risks of an investment in the Core Equity Fund are similar to the principal risks of an investment in the New Endeavor Fund. However, each Fund has experienced a distinct risk profile over the last two years. As of

December 31, 2008, the two-year standard deviation was 25.52 for the New Endeavor Fund versus 20.23 for the Core Equity Fund (a higher percentage for standard deviation reflects a higher risk profile)1. The standard deviation for each Fund’s benchmark during this period was: 21.13 for the S&P SmallCap 600 Index (New Endeavor Fund) and 18.38 for the Russell 3000 Index (Core Equity Fund).

Each Fund is principally subject to the risks described below:

•

Stock Market Risk: The price of an equity security fluctuates in response to issuer, market, economic, industry, political, and regulatory developments. Prices can decrease significantly in response to these developments, and these developments can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these developments. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.

•

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of an investment. The price of securities of smaller, less well-known companies can be more volatile than the price of securities of larger companies or the market in general.

•

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, political, or regulatory conditions and developments. Political, social, and economic instability, the imposition of currency or capital controls, or the expropriation or nationalization of assets in a particular country can cause dramatic declines in that country’s economy. Less stringent regulatory, accounting, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and can be particularly difficult against foreign governments. Changes in currency exchange rates can affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, political, or regulatory developments than the U.S. market.

•

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and can sometimes be unlimited, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that

(1)	Prior to December 1, 2006, the New Endeavor Fund had a policy of investing at least 65% of its assets in medium capitalization issuers and its benchmark was the S&P Mid Cap 400 Index.

differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

•

Leveraging Risk: Certain transactions, including when-issued, delayed-delivery, and forward commitment purchases, loans of portfolio securities, and the use of some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

•

Investment Selection Risk: The MFS’ analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

•

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

•

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. As a result, it may not be possible to sell the investment at any particular time or at an acceptable price.

•

Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or tax-exempt vehicle.

•

Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

In addition to the risks discussed above, the New Endeavor Fund is also principally subject to the risk described below:

•

Small Cap Risk: The stocks of small cap companies can be more volatile than the stocks of larger companies due to limited product lines, financial and management resources, market and distribution channels. Small cap companies often have shorter operating histories than larger, well-established companies. Their shares can be less liquid than those of larger companies, especially during market declines.

Other Investments. In addition to the Funds’ main investment strategies described above, each Fund also may buy and sell the other types of investments. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund’s Statement of Additional Information.

As with any mutual fund, you could lose money on your investment in a Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks described above and other risks associated with each Fund, see, among other disclosures, “Risk Return Summary – Principal Risks” and “Risk Return Summary – Further Information Available” in each Fund’s current Prospectus, “Investment Strategies, Risks and Restrictions” in Part I of each Fund’s current Statement of Additional Information and “Appendix E – Investment Strategies and Risks” and “Appendix F – Investment Restrictions” in Part II of each Fund’s current Statement of Additional Information.

GENERAL

This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the New Endeavor Fund into the Core Equity Fund and the solicitation of proxies by and on behalf of the Trustees of the New Endeavor Fund for use at the Special Meeting of Shareholders of the New Endeavor Fund (the “Meeting”). The Meeting is to be held on July 9, 2009, at 2:00 p.m. Eastern time at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116-3741. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the proxy card are being mailed to shareholders on or about May 26, 2009.

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the New Endeavor Fund’s Assistant Secretary at the principal office of the New Endeavor Fund, 500 Boylston Street, Boston, Massachusetts 02116-3741) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the New Endeavor Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Item 1 of the Notice of Meeting) to implement the reorganization of the New Endeavor Fund as described below.

As of May 11, 2009, the New Endeavor Fund had outstanding 6,280,521, 1,979,215, 1,439,977, 195,058, 126,034, 509,627, 232,617 and 17,842 of its Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares of beneficial interest, respectively. Only shareholders of record as of the close of business on May 11, 2009 will be entitled to notice of and to vote at the Meeting. Each shareholder is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

The Trustees of the New Endeavor Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF

AGREEMENT AND PLAN OF REORGANIZATION AND THE RELATED REORGANIZATION TRANSACTION

The shareholders of the New Endeavor Fund are being asked to approve or disapprove a reorganization between the New Endeavor Fund and the Core Equity Fund pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), a copy of the form of which is attached to this Prospectus/Proxy Statement as Appendix A.

The reorganization is structured as a transfer of the assets and liabilities of the New Endeavor Fund to the Core Equity Fund in exchange for that number of full and fractional Reorganization Shares, equal in total net asset value to the total net value of assets transferred to the Core Equity Fund, all as more fully described below under “Information About the Reorganization.”

After receipt of the Reorganization Shares, the New Endeavor Fund will distribute the shares to its shareholders, each in proportion to their existing shareholdings, in complete liquidation of the New Endeavor Fund and the legal existence of the New Endeavor Fund under Massachusetts law will be terminated as soon as reasonably practicable thereafter. Each shareholder of the New Endeavor Fund will receive a number of full and fractional Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s New Endeavor Fund shares of the same class.

On or prior to the “Exchange Date” (as defined below), the New Endeavor Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

The Trustees of the New Endeavor Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transaction contemplated by the Agreement will be consummated only if the Agreement is approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the New Endeavor Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Core Equity Fund.

In the event that this proposal is not approved by the shareholders of the New Endeavor Fund, the New Endeavor Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies and the Trustees may consider such alternatives as may be in the best interests of the New Endeavor Fund and its shareholders.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

MFS proposed the reorganization of the New Endeavor Fund to the Board in February, 2009. MFS advised the Board that the reorganization offers New Endeavor Fund shareholders the opportunity to participate in a larger combined fund with the same investment objective, similar investment policies and strategies, a generally better historical performance record, and the potential for lower expenses as the result of fixed expenses being spread over the combined fund’s larger asset base. MFS advised the Board that Core Equity Fund shareholders may benefit from the reorganization as a result of the increase in size of the combined fund and the resulting potential for lower expense ratios over time.

The Funds’ Boards of Trustees, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”) of the Funds, have determined that the reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders of the New Endeavor Fund. The Core Equity Fund and the New Endeavor Fund have separate Boards of Trustees comprised of the same individuals.

The Board of Trustees, including the Independent Trustees, of the New Endeavor Fund believes that the proposed reorganization will be advantageous to the New Endeavor Fund’s shareholders for a number of reasons and considered the following matters, among others, in unanimously approving the proposal:

1.	The similarities and differences, as described above, in the Funds’ investment objectives, policies, strategies, and restrictions;

2.	Although past performance is not an indication of future results, the Core Equity Fund generally has a better overall historical performance record than the New Endeavor Fund;

3.	The relative risks of investing in either Fund;

4.	The Funds are permitted to invest in the same type of investments;

5.	All share classes of the New Endeavor Fund have a structure that is substantially similar to all corresponding share classes of the Core Equity Fund, including identical shareholder fees and Rule 12b-1 fees;

6.	The expectation that the transaction will qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the New Endeavor Fund or its shareholders for federal income tax purposes as a direct result of the transaction;

7.	The pro forma total expense ratios for each class of shares of the Core Equity Fund are estimated to be 0.18% less than the net expense ratios and 0.27% less than the total expense ratios for each corresponding share class of the New Endeavor Fund, based on expenses incurred for the twelve-month period ended August 31, 2008;

8.	The contractual and effective management fees paid to MFS by the Core Equity Fund are lower at all asset levels than the contractual and effective management fees paid to MFS by the New Endeavor Fund;

9.	The reduction of overlap of similar funds within the MFS family of funds could reduce or eliminate portfolio and operational inefficiencies, and will create a larger combined fund with the potential for greater prospects for asset growth over time;

10.	The combined fund will continue to be managed by MFS, although general oversight of the research analysts that select investments for the combined fund will be provided by different portfolio managers than the portfolio manager that currently provides general oversight of the research analysts that select investments for the New Endeavor Fund;

11.	The compatibility of the Funds’ shareholder service features;

12.	The expected liabilities of each Fund;

13.	The estimated costs that will be borne directly or indirectly by each Fund in connection with the reorganization;

14.	The estimated costs that will be borne by MFS in connection with the reorganization as a result of the expense limitation agreement currently in place pursuant to which MFS has agreed to bear a portion of the New Endeavor Fund’s operating expenses;

15.	The anticipated portfolio repositioning in connection with the reorganization and associated expenses and potential tax consequences to shareholders;

16.	The combined fund’s ability to use the New Endeavor Fund’s pre-reorganization capital loss carry forwards, if any, to offset future realized capital gains may be subject to certain limitations under the federal income tax laws, and that a portion of such benefits may expire unutilized;

17.	The potential alternatives to the reorganization, including mergers with other MFS funds or liquidation of the New Endeavor Fund through the sale of the Fund’s portfolio securities and distribution of the cash to its shareholders; and

18.	The reorganization will not result in dilution of the interests of shareholders of either Fund.

The Board of Trustees of the Core Equity Fund considered that the reorganization presents an opportunity for the Core Equity Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities, although the combined fund will bear brokerage commissions and other transaction costs to the extent portfolio securities are repositioned following the reorganization. The Trustees also considered that the expenses the Core Equity Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Core Equity Fund would realize as a result of the transaction. In addition, the Trustees considered that shareholders of each class of the Core Equity Fund are expected to benefit from a one basis point decrease in the combined fund’s expenses following the reorganization, with the potential for further expense reductions over time as a result of fixed expenses being spread over a larger asset base (see “Synopsis, question 5” for a discussion of expenses). The Trustees also believe that the Core Equity Fund shareholders could, over time, also benefit from improved diversification as a result of the reorganization.

The Boards of Trustees of both Funds also considered that MFS might benefit from the reorganization. For example, MFS would no longer be required to pay a portion of the New Endeavor Fund’s operating expenses pursuant to the expense limitation arrangement described in “Synopsis, question 5.” In addition, MFS might realize time and cost savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings.

Based on its review and the advice and recommendations of MFS, the Board of Trustees of each Fund has unanimously approved the proposal.

Exchange without recognition of gain or loss for federal income tax purposes. If a New Endeavor Fund shareholder were to redeem his or her shares to invest in another fund, such as the Core Equity Fund, that shareholder would generally recognize gain or loss for federal income tax purposes. Also, if the New Endeavor Fund were liquidated or reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization will permit the New

Endeavor Fund’s shareholders to exchange their investment in that fund for an investment in the Core Equity Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Core Equity Fund shares they receive in the reorganization at net asset value (minus any applicable sales charge or redemption fee) at any time, at which point a taxable gain or loss would be recognized.

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization. The proposed reorganization will be governed by an Agreement and Plan of Reorganization (the “Agreement”). The Agreement provides that the Core Equity Fund will acquire the assets and liabilities of the New Endeavor Fund in exchange for the issuance of shares equal in value to the value of the transferred assets net of assumed liabilities. The Reorganization Shares will be issued on July 24, 2009 (or such other date as may be agreed upon by the parties) following the time as of which the Funds’ shares are valued for determining net asset value for the reorganization at the close of the New York Stock Exchange (4:00 p.m. Eastern time) (the “Exchange Date”). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement, a form of which is attached as Appendix A to this Prospectus/Proxy Statement.

The New Endeavor Fund will sell its assets to the Core Equity Fund and in exchange, the Core Equity Fund will assume all liabilities of the New Endeavor Fund and deliver to the New Endeavor Fund (i) a number of full and fractional Class A shares having an aggregate net asset value equal to the value of assets of the New Endeavor Fund attributable to its Class A shares, less the value of the liabilities of the New Endeavor Fund assumed by the Core Equity Fund attributable to such Class A shares; (ii) a number of full and fractional Class B shares having an aggregate net asset value equal to the value of assets of the New Endeavor Fund attributable to its Class B shares, less the value of the liabilities of the New Endeavor Fund assumed by the Core Equity Fund attributable to such Class B shares; (iii) a number of full and fractional Class C shares having an aggregate net asset value equal to the value of assets of the New Endeavor Fund attributable to its Class C shares, less the value of the liabilities of the New Endeavor Fund assumed by the Core Equity Fund attributable to such Class C shares; (iv) a number of full and fractional Class I shares having an aggregate net asset value equal to the value of assets of the New Endeavor Fund attributable to its Class I shares, less the value of the liabilities of the New Endeavor Fund assumed by the Core Equity Fund attributable to such Class I shares; (v) a number of full and fractional Class R1 shares having an aggregate net asset value equal to the value of assets of the New Endeavor Fund attributable to its Class R1 shares, less the value of the liabilities of the New Endeavor Fund assumed by the Core Equity Fund attributable to such Class R1 shares; (vi) a number of full and fractional Class R2 shares having an aggregate net asset value equal to the value of assets of the New Endeavor Fund attributable to its Class R2 shares, less the value of the liabilities of the New Endeavor Fund assumed by the Core Equity Fund attributable to such Class R2 shares; (vii) a number of full and fractional Class R3 shares having an aggregate net asset value equal to the value of assets of the New Endeavor Fund attributable to its Class R3 shares, less the value of the liabilities of the New Endeavor Fund assumed by the Core Equity Fund attributable to such Class R3 shares; and (viii) a number of full and fractional Class R4 shares having an aggregate net asset value equal to the value of assets of the New Endeavor Fund attributable to its Class R4 shares, less the value of the liabilities of the New Endeavor Fund assumed by the Core Equity Fund attributable to such Class R4 shares.

On or as soon after the Exchange Date as is conveniently practicable, the New Endeavor Fund will distribute to its shareholders of record as of the close of business on the Exchange Date, in proportion to their holdings in the New Endeavor Fund, the full and fractional Reorganization Shares received by the New Endeavor Fund, with Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 Reorganization Shares being distributed to holders of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares of the New Endeavor Fund, respectively. As a result of the proposed transaction, each holder of shares of the New Endeavor Fund will receive a number of full and fractional corresponding Reorganization Shares equal in aggregate net asset value to the net asset value of the corresponding class of shares of the New Endeavor Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Core Equity Fund in the name of such New Endeavor Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder. New certificates for Reorganization Shares will not be issued, except in certain limited circumstances.

The Trustees of each Fund have determined that the interests of each Fund’s shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

The consummation of the reorganization is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders by the mutual consent of the New Endeavor Fund and the Core Equity Fund. In addition, either Fund may at its option terminate the Agreement unilaterally at or prior to the Exchange Date because (i) of a material breach by the other party of any representation, warranty or agreement contained in the Agreement to be performed at or prior to the Exchange Date or (ii) a condition set forth in the Agreement expressed to be precedent to the obligations of the terminating Fund has not been fulfilled (or waived by the terminating Fund) and it reasonably appears that the condition will not or cannot be met.

Reorganization Fees and Expenses. The one-time fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement (other than brokerage commissions and other transaction costs associated with the portfolio repositioning previously discussed) are estimated to be approximately $189,200 (the “Reorganization Costs”). These fees and expenses include legal and accounting fees, proxy printing, preparation and mailing costs, and proxy solicitation and shareholder meeting costs. Each Fund shall bear its own fees and expenses associated with the reorganization. Approximately $161,700 of the Reorganization Costs will be allocated to the New Endeavor Fund, although the Reorganization Costs incurred by the New Endeavor Fund will effectively be borne by MFS as a result of the expense limitation agreement currently in place pursuant to which MFS has agreed to bear a portion of the New Endeavor Fund’s expenses. The higher Reorganization Costs for the New Endeavor Fund are due to proxy printing, preparation and mailing, solicitation, and shareholder meeting costs, which are allocated solely to the New Endeavor Fund because only the New Endeavor Fund requires shareholder approval to consummate the reorganization. For information regarding estimated brokerage commissions and transaction costs associated with the anticipated portfolio repositioning that will occur in connection with the reorganization, please see the response to Question 4 under “Synopsis”.

Description of the Reorganization Shares. Reorganization Shares will be issued to the New Endeavor Fund’s shareholders in accordance with the procedures under the Agreement as described above. The Reorganization Shares are Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares of the Core Equity Fund. Investors purchasing Class A shares pay a sales charge at the time of purchase, but the New Endeavor Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. (Certain investors purchasing Class A shares of the Funds do not pay a sales charge at the time of purchase of shares, but are subject to a contingent deferred sales charge of 1% if such shares are redeemed within 12 months of purchase for shares purchased prior to September 1, 2008 and within 24 months of purchase for shares purchased on or after September 1, 2008.) Class A shares of the Core Equity Fund are also subject to a maximum Rule 12b-1 fee of 0.25% (consisting of a 0.25% service fee). Assets attributable to certain Class A shares of the Core Equity Fund sold prior to October 1, 1989 are subject to a service fee of 0.15% annually. However, to the extent the Class A service fees paid under the distribution plan do not exceed 0.25% annually, the Fund may pay the remaining amount of service fees available under the plan for distribution-related expenses.

Class B shares of the Core Equity Fund are sold without a sales charge at the time of purchase, but may be subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on a post-reorganization redemption of Class B Reorganization Shares received by holders of Class B shares of the New Endeavor Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the New Endeavor Fund. Class B shares of the Core Equity Fund are also subject to a maximum Rule 12b-1 fee of 1.00% of the Fund’s average daily net assets attributable to Class B shares (consisting of a 0.75% distribution fee and 0.25% service fee). Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. For purposes of determining the conversion date of Class B Reorganization Shares received by holders of Class B shares of the New Endeavor Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the New Endeavor Fund.

Class C shares of the Core Equity Fund are also sold without an initial sales charge, but may be subject to a contingent sales charge of 1% if redeemed within twelve months of purchase. For purposes of determining the contingent deferred sales charge payable on a post-reorganization redemption of Class C Reorganization Shares received by holders of Class C shares of the New Endeavor Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C shares of the New Endeavor Fund. Class C shares of the Core Equity Fund are also subject to a maximum Rule 12b-1 fee of 1.00% (consisting of a 0.75% distribution fee and 0.25% service fee) of the Fund’s average daily net assets attributable to Class C shares.

Class R1, Class R2, and Class R3 shares of the Core Equity Fund are currently sold without sales charges. The foregoing Classes are, however, subject to maximum Rule 12b-1 fees equal to the following percentages of the Core Equity Fund’s average daily net assets attributable to the respective classes: 0.25% for Class R3 shares (consisting of a 0.25% service fee), 0.50% for Class R2 shares (consisting of a 0.25% distribution fee and a 0.25% service fee), and 1.00% for Class R1 shares (consisting of a 0.75% distribution fee and a 0.25% service fee). Class I and Class R4 shares are currently sold without sales charges and are also not currently subject to Rule 12b-1 fees.

Each of the Reorganization Shares will be fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The Declaration of Trust of the Core Equity Fund permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Core Equity Fund’s shares are currently divided into eight classes – Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Core Equity Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Core Equity Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Core Equity Fund or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Core Equity Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Core Equity Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the New Endeavor Fund are subject to this same risk of shareholder liability.

Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive an opinion from Ropes & Gray LLP, counsel to the Funds (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and current administrative rules and court decisions, for federal income tax purposes, except as noted below:

(a) the reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Core Equity Fund and the New Endeavor Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 361 of the Code, no gain or loss will be recognized by the New Endeavor Fund upon the transfer of its assets to the Core Equity Fund in exchange for Reorganization Shares and the assumption by the Core Equity Fund of the New Endeavor Fund’s liabilities, or upon the distribution of the Reorganization Shares by the New Endeavor Fund to its shareholders in liquidation;

(c) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the New Endeavor Fund on the distribution of Reorganization Shares to them in exchange for their shares of the New Endeavor Fund;

(d) under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares that the New Endeavor Fund’s shareholders receive in exchange for their New Endeavor Fund shares will be the same as the aggregate tax basis of the New Endeavor Fund shares exchanged therefor;

(e) under Section 1223(1) of the Code, a New Endeavor Fund shareholder’s holding period for the Reorganization Shares received pursuant to the Agreement will be determined by including the holding period for the New Endeavor Fund shares exchanged for the Reorganization Shares, provided that the shareholder held the New Endeavor Fund shares as a capital asset;

(f) under Section 1032 of the Code, no gain or loss will be recognized by the Core Equity Fund upon receipt of the assets transferred to the Core Equity Fund pursuant to the Agreement in exchange for the Reorganization Shares and the assumption by the Core Equity Fund of the liabilities of the New Endeavor Fund;

(g) under Section 362(b) of the Code, the Core Equity Fund’s tax basis in the assets that the Core Equity Fund receives from the New Endeavor Fund will be the same as the New Endeavor Fund’s tax basis in such assets immediately prior to such exchange;

(h) under Section 1223(2) of the Code, the Core Equity Fund’s holding periods in such assets will include the New Endeavor Fund’s holding periods in such assets; and

(i) under Section 381 of the Code, the Core Equity Fund will succeed to the capital loss carryforwards of the New Endeavor Fund, if any, but the use by the Core Equity Fund of any such capital loss carryforwards (and of capital loss carryforwards of the Core Equity Fund) may be subject to limitation under Section 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles either at the end of a taxable year or upon the termination thereof or the transfer of such asset without reference to whether such a termination or transfer would otherwise be a taxable transaction.

The opinion will be based on certain factual certifications made by officers of MFS Series Trust X, on behalf of the New Endeavor Fund and by officers of MFS Series Trust I, on behalf of the Core Equity Fund, and will also be based on customary assumptions. Each Fund has agreed to make and provide additional representations to tax counsel with respect to each Fund that are reasonably requested by tax counsel. A Fund may not waive in any material respect the receipt of the tax opinions as a condition to confirmation and to the reorganization.

MFS estimates that approximately 50% of the portfolio of the New Endeavor Fund will be liquidated after shareholder approval and prior to the reorganization. The actual tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the New Endeavor Fund’s tax basis in such assets. Any capital gains recognized on a net basis in these sales, after the application of any available capital loss carryforwards, will be distributed to the New Endeavor Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of sale and will be taxable to shareholders. Because the reorganization will end the tax year of the New Endeavor Fund, it will accelerate distributions to shareholders from the New Endeavor Fund for its short tax year ending on the date of the reorganization. These distributions will be taxable and will include any capital gains resulting from the repositioning of portfolio securities prior to the reorganization. Since capital gain or loss recognized by the New Endeavor Fund on a net basis depends on the prices at which portfolio assets are sold, the size of such capital gain or loss cannot be calculated precisely at this time. However, assuming that the portfolio was repositioned on February 28, 2009, MFS estimates that the New Endeavor Fund would have realized approximately $12 million in capital losses as a result of this repositioning. The actual amount of any capital gain or loss to the New Endeavor Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned and will differ from the estimate provided above.

MFS estimates that, following the reorganization, the Core Equity Fund may sell approximately 30% of the portfolio securities received from the New Endeavor Fund. The actual tax impact to shareholders of the Core Equity Fund of such sales will depend on the difference between the price at which such portfolio assets are sold and the Core Equity Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of the sale, and such distributions will be taxable to shareholders. As described above, the actual size of any capital gain or loss the Core Equity Fund recognizes on a net basis in this post-reorganization repositioning cannot be calculated precisely at this time. However, assuming that the portfolio was repositioned on February 28, 2009, MFS estimates that the Core Equity Fund would have realized approximately $7 million in capital losses as a result of this post-reorganization portfolio repositioning. The actual amount of any capital gain or loss to the Core Equity Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned and will differ from the estimate provided above.

Prior to the Exchange Date, the New Endeavor Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

This description of the federal income tax consequences of the reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Tax Considerations. As of December 31, 2008, the New Endeavor Fund did not have any capital loss carryforwards, but had significant net realized capital losses year-to-date and had significant net unrealized losses (together, capital loss carryforwards, net realized capital losses year-to-date and net unrealized losses that exceed a certain threshold constitute “pre-reorganization losses”).

Capital loss carryforwards are used to reduce the amount of realized capital gains that a fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

If the reorganization occurs, the tax assets and liabilities of the Core Equity Fund and the New Endeavor Fund, including any capital loss carryforwards that could have been used by each Fund to offset its future realized capital gains, will be shared by the surviving combined fund. However, a Fund’s ability to carry forward capital losses and to use them to offset future realized capital gains may be limited as a result of the reorganization.

Under applicable tax laws, the ability of the combined fund to use a Fund’s pre-reorganization losses to offset future realized capital gains may be subject to an annual limitation. In addition, one Fund’s pre-reorganization losses cannot be used to offset the other Fund’s “built-in gains” (i.e., net unrealized gains as of the date of the reorganization) exceeding certain thresholds for five tax years. Finally, the New Endeavor Fund’s capital loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the combined fund for the taxable year of the reorganization that is equal to the portion of the combined fund’s taxable year that follows the date of the reorganization (prorated according to the number of days). The effect of these limitations will depend on the amount of pre-reorganization losses and “built-in gains” in each Fund at the time of the reorganization.

Furthermore, the combined fund will have tax attributes that reflect a blending of the tax attributes of the New Endeavor Fund and the Core Equity Fund at the time of the reorganization. For example, if the reorganization had occurred on December 31, 2008, the combined fund would have had net realized losses (i.e., capital loss carryforwards as of the end of the last fiscal year as adjusted by year-to-date realized gains or losses) of approximately 268.72% of its net assets available to reduce capital gains, whereas absent the reorganization, the New Endeavor Fund would have net realized losses equal to approximately 46.71% of its net assets available to reduce capital gains. Although the reorganization is not expected to cause the Core Equity Fund to undergo a change in ownership that would trigger the loss limitation rules applicable to it, as a result of the spreading of the losses remaining available over a larger asset base, the percentage of the New Endeavor Fund’s net assets comprising net realized losses available to offset its capital gains, absent the reorganization, will increase substantially in comparison to such percentage with respect to the combined fund. In addition, as of December 31, 2008, both Funds had net “built-in losses” and therefore, if the reorganization had occurred on that date, the prohibition on the use of pre-reorganization losses to offset built-in gains would not apply.

The application of the rules described above may accelerate taxable gain distributions to shareholders of the combined fund. The impact of such rules will depend on the relative sizes of, and the loss and gains (both realized and unrealized) in, each Fund at the time of the reorganization and thus cannot be calculated precisely prior to the reorganization.

Capitalization. The following table shows the capitalization of the Funds as of February 28, 2009 and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

	New Endeavor Fund	Core Equity Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net Assets
Class A	$34,525,742	$367,407,419	$(159,882	)(a)	$401,773,279
Class B	$10,425,943	$66,913,510	$(43,917	)(a)	$77,295,536
Class C	$7,399,089	$41,239,252	$(30,549	)(a)	$48,607,792
Class I	$1,092,734	$9,678,205	$(4,866	)(a)	$10,766,073
Class R1	$757,855	$2,014,103	$(2,910	)(a)	$2,769,048
Class R2	$2,720,368	$9,097,846	$(10,630	)(a)	$11,807,584
Class R3	$1,296,785	$17,024,876	$(6,325	)(a)	$18,315,336
Class R4	$32,721	$35,526	$(121	)(a)	$68,126

Shares Outstanding
Class A	6,577,754	37,487,843	3,523,035	(b)	41,010,878
Class B	2,110,764	7,370,512	1,148,232	(b)	8,518,744
Class C	1,497,184	4,562,516	818,483	(b)	5,380,999
Class I	201,044	950,727	107,341	(b)	1,058,068
Class R1	154,179	222,737	83,834	(b)	306,571
Class R2	532,250	944,423	282,489	(b)	1,226,912
Class R3	247,165	1,739,884	132,460	(b)	1,872,344
Class R4	6,147	3,602	3,319	(b)	6,921

Net Asset Value Per Share
Class A	$5.25	$9.80			$9.80
Class B	$4.94	$9.08			$9.07
Class C	$4.94	$9.04			$9.03
Class I	$5.44	$10.18			$10.18
Class R1	$4.92	$9.04			$9.03
Class R2	$5.11	$9.63			$9.62
Class R3	$5.25	$9.79			$9.78
Class R4	$5.32	$9.86			$9.84

Shares outstanding have been rounded for presentation purposes.

(a)

Pro Forma Adjustments include the estimated one-time fees and expenses incurred in connection with the consummation of the reorganization, including the estimated portfolio repositioning costs described in the response to Question 4, “How do the investment objectives, principal investment strategies, policies and restrictions of the two Funds compare?” in the Synopsis and the Reorganization Costs described in “Reorganization Fees and Expenses” under “Information About the Reorganization.”

(b)	If the reorganization had taken place on February 28, 2009, the New Endeavor Fund would have received 3,523,035; 1,148,232; 818,483; 107,341; 83,834; 282,489; 132,460 and 3,319 shares for Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4, respectively, of the Core Equity Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the New Endeavor Fund will receive on the Exchange Date. The foregoing is merely an example of what the New Endeavor Fund would have received and distributed had the reorganization been consummated on February 28, 2009, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

Unaudited pro forma combined financial statements of the Funds as of February 28, 2009 and for the twelve-month period then ended are included in the Statement of Additional Information relating to the proposed reorganization. Because the Agreement provides that the Core Equity Fund will be the surviving Fund following the reorganization and because the Core Equity Fund’s investment objective and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the New Endeavor Fund to the Core Equity Fund as contemplated by the Agreement.

The Trustees of the New Endeavor Fund, including the Independent Trustees, unanimously recommend approval of the Agreement.

VOTING INFORMATION

Required Vote. Proxies are being solicited from the New Endeavor Fund’s shareholders by its Trustees for the Meeting to be held on July 9, 2009 at 2:00 p.m. Eastern time at 500 Boylston St., 24th Floor, Boston, Massachusetts 02116-3741, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Agreement.

The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a “majority of the outstanding voting securities” of the New Endeavor Fund entitled to vote. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting power of the securities are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities.

When shares of the New Endeavor Fund are held jointly by two or more persons, any one of them may vote at the Meeting in person or by proxy in respect to such shares. A proxy shall be valid if executed by any one of the joint owners.

Record Date, Quorum and Method of Tabulation. Shareholders of record of the New Endeavor Fund at the close of business on May 11, 2009 (the “record date”) will be entitled vote at the Meeting or any adjournment thereof. The holders of a majority of the voting power of the shares of the New Endeavor Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of the shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the New Endeavor Fund as the vote tabulators for the Meeting. The vote tabulators will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulators will count shares represented by proxies that are marked with an abstention or that reflect “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

To the best of the knowledge of the New Endeavor Fund, as of the record date, the officers and Trustees, as a group, beneficially owned less than 1% of any class of the outstanding shares of the New Endeavor Fund. To the best of the knowledge of the New Endeavor Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the New Endeavor Fund’s outstanding shares. All holdings are of record unless otherwise indicated.

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
A	Charles Schwab & Co Inc	9.52%	2.16%
	FBO Clearing Customers
	101 Montgomery St
	San Francisco CA 94104-4151

C	Merrill Lynch Pierce	5.97%	9.82%
	Fenner & Smith Inc
	For the Sole Benefit of its Customers
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

I	MFS Defined Contribution Plan**	75.10%	51.77%
	C/O Massachusetts Financial Services Company
	ATTN: Mark A. Leary
	500 Boylston Street
	Boston, MA 02116-3740

I	MFSavings 401(k) Retirement Plan**	24.54%	13.65%
	C/O Massachusetts Financial Services Company
	ATTN: Mark A. Leary
	500 Boylston St
	Boston, MA 02116-3740

R1	GPC Securities Inc. Agent for	5.91%	1.46%
	Reliance Trust Company FBO
	AD Strategies, Inc. Ret. Plan
	PO Box 79377
	Atlanta GA 30357-7377

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
R1	GPC Securities Inc. Agent for	5.17%	1.28%
	Reliance Trust Company FBO
	Erkert Brothers, Inc. 401K Sav Plan
	PO Box 79377
	Atlanta, GA 30357-7377

R1	Counsel Trust DBA MATC FBO	5.26%	1.30%
	Kirby Services LLC 401K PSP & Trust
	1251 Waterfront Pl Ste 525
	Pittsburgh PA 15222-4228

R1	GPC Securities Inc. Agent for	5.12%	1.61%
	Reliance Trust Company FBO
	Trisource Solutions, LLC Plan
	PO Box 79377
	Atlanta GA 30357-7377

R1	GPC Securities Inc. Agent for	7.31%	1.81%
	Reliance Trust Company FBO
	Arseneault Fassett Mariano LLP PSP
	PO Box 79377
	Atlanta GA 30357-7377

R1	GPC as Agent for	5.56%	1.38%
	Reliance Trust Company FBO
	IOP Publishing, Inc. 401(K) PSP
	PO Box 79377
	Atlanta GA 30357-7377

R1	GPC Securities Inc. Agent for	5.85%	1.45%
	Reliance Trust Company FBO
	Jim Silva Concrete, Inc. 401(K) PSP
	PO Box 79377
	Atlanta GA 30357-7377

R1	Nationwide Trust Company, FSB	6.04%	1.49%
	C/O IPO Portfolio Accounting
	PO Box 182029
	Columbus OH 43218-2029

R2	Reliance Trust Co Cust	7.29%	1.72%
	FBO Peoria Pulmonary Associates
	PO Box 48529
	Atlanta GA 30362-1529

R2	Hartford Life Insurance Company	18.73%	4.42%
	Separate Account 401K Plan
	Attn UIT Operations
	PO Box 2999
	Hartford CT 06104-2999

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
R3	GPC Securities Inc. Agent for	5.97%	0.42%
	Reliance Trust Company FBO
	Cambridgeport Air Systems Union 401
	PO Box 79377
	Atlanta GA 30357-7377

R3	GPC as Agent for	19.67%	3.60%
	Reliance Trust Company FBO
	Charkit Chemical Corp. 401K & PSP I
	PO Box 79377
	Atlanta GA 30357-7377

R3	GPC Securities Inc. Agent for	43.83%	3.11%
	Reliance Trust Company FBO
	Marchon Eyewear Ret. Savings Plan
	PO Box 79377
	Atlanta GA 30357-7377

R3	Hartford Life Insurance Company	18.69%	1.33%
	Separate Account
	Attn UIT Operations
	PO Box 2999
	Hartford CT 06104-2999

R4	Massachusetts Financial Services Company**	99.31%	99.64%
	Attn: Scott Chin
	500 Boylston St
	Boston MA 02116-3741

*	Percentage owned assuming completion of the reorganization on May 11, 2009.
**	To the best of the knowledge of the New Endeavor Fund, this shareholder is a beneficial owner.

The votes of the shareholders of the Core Equity Fund are not being solicited because their approval or consent is not necessary for this transaction. To the best of the knowledge of the Core Equity Fund, as of the record date, the officers and Trustees of the Core Equity Fund, as a group, beneficially owned less than 1% of any class of the outstanding shares of the Core Equity Fund. To the best of the knowledge of the Core Equity Fund, as of the record date, the following shareholders owned of record or beneficially 5% or more of the following classes of the Core Equity Fund. All holdings are of record unless otherwise indicated.

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
C	Merrill Lynch Pierce	10.54%	9.82%
	Fenner & Smith Inc.
	For the Sole Benefit of its Customers
	4800 Deer Lake Dr E
	Jacksonville FL 32246-6484

Class	Shareholder Name and Address	Percentage Owned	Pro Forma Percentage Owned*
I	Trustees of the MFS Pension Plan**	36.61%	32.85%
	C/O Massachusetts Financial Services Company
	ATTN: Mark A. Leary
	500 Boylston Street
	Boston, MA 02116-3740

I	MFSavings 401(k) Retirement Plan**	12.40%	13.65%
	C/O Massachusetts Financial Services Company
	ATTN: Mark A. Leary
	500 Boylston St
	Boston, MA 02116-3740

I	MFS Defined Contribution Plan**	49.10%	51.77%
	C/O Massachusetts Financial Services Company
	ATTN: Mark A. Leary
	500 Boylston Street
	Boston, MA 02116-3740

R1	GPC Securities Inc. Agent for	6.06%	4.56%
	Reliance Trust Company FBO
	Technology Dynamics, Inc. Ret. Plan
	PO Box 79377
	Atlanta GA 30357-7377

R2	GPC Securities Inc. Agent for	5.21%	3.98%
	Reliance Trust Company FBO
	Service Motor Co. 401(k) PSP
	PO Box 79377
	Atlanta GA 30357-7377

R3	Penfirn Co	80.81%	75.08%
	PO Box 3327
	Omaha NE 68103-0327

R4	Massachusetts Financial Services Company**	100.00%	99.64%
	Attn: Scott Chin
	500 Boylston St
	Boston MA 02116-3741

*	Percentage owned assuming completion of the reorganization on May 11, 2009.
**	To the best of the knowledge of the Core Equity Fund, this shareholder is a beneficial owner.

Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFS Distributors, Inc. and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the New Endeavor Fund has retained at its own expense D.F. King & Co., Inc. to aid in the solicitation of instructions for nominee and registered accounts for a fee of approximately $23,000, plus reasonable out-of-pocket expenses for proxy solicitation services, which will be paid by the New Endeavor Fund. The New Endeavor Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the “control” number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

Persons holding shares as nominees will upon request be reimbursed by the New Endeavor Fund for their reasonable expenses in soliciting instructions from their principals.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted, by a written revocation received by the Secretary of the New Endeavor Fund or by properly executing a later-dated proxy or by attending the Meeting and voting in person.

Shareholder Proposals. The New Endeavor Fund does not hold annual shareholder meetings in any year in which the election of Trustees is not required to be acted upon by 1940 Act. However, the Fund currently maintains a policy to hold a shareholder meeting at least every five years to elect Trustees. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund’s shareholders at the next meeting of shareholders should send the proposal to the New Endeavor Fund, c/o Susan S. Newton, Assistant Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116-3741, so as to be received within a reasonable time before the Board of Trustees makes the solicitation relating to such meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

Adjournment. If the necessary quorum to transact business or sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote on the question present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal. The New Endeavor Fund pays the costs of any additional solicitation and of any adjourned session.

MISCELLANEOUS

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as Independent Registered Public Accounting Firm to both the New Endeavor Fund and the Core Equity Fund. The audited financial statements of the New Endeavor Fund and the Core Equity Fund for the fiscal years ended July 31, 2008 and August 31, 2008, respectively, included in the Funds’ respective Statements of Additional Information, have been audited by Ernst & Young LLP, whose reports thereon are included in the respective Funds’ Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal years ended July 31, 2008 and August 31, 2008, respectively. The financial statements audited by Ernst & Young LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information

The New Endeavor Fund and the Core Equity Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance with these laws, they each file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549 and the public reference facilities at the SEC’s Northeast and Midwest regional offices at 3 World Financial Center, Room 4300, New York, NY 10281 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604, respectively. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the SEC website (http://www.sec.gov).

Other Business

Management of the New Endeavor Fund knows of no business other than the matters specified above that will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees.

Please advise the New Endeavor Fund, in care of MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

May 26, 2009

MFS NEW ENDEAVOR FUND

500 Boylston Street

Boston, MA 02116-3741

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made this day of      day of                     , 2009, by and between MFS Series Trust X, a Massachusetts business trust (“Trust X”), on behalf of MFS New Endeavor Fund, a segregated portfolio of assets (“series”) thereof (the “Acquired Fund”), and MFS Series Trust I, a Massachusetts business trust (“Trust I”), on behalf of MFS Core Equity Fund, a segregated portfolio of assets (“series”) thereof (the “Surviving Fund”), each with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116. Each of the Acquired Fund and the Surviving Fund are also referred to herein as a “Fund” and, together, as the “Funds.”

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the “Regulations”) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of (1) the transfer of the Assets (as defined herein) of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the Liabilities (as defined herein) of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest, no par value (“shares”), in the Surviving Fund (the “Reorganization Shares”), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the “Reorganization”).

All representations, warranties, covenants and obligations of the Surviving Fund and the Acquired Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust X, acting on behalf of the Acquired Fund, and Trust I, acting on behalf of the Surviving Fund, respectively, and all rights and benefits created hereunder in favor of the Acquired Fund and the Surviving Fund shall inure to, and shall be enforceable by, Trust X, acting on behalf of the Acquired Fund and Trust I, acting on behalf of the Surviving Fund, respectively.

The Acquired Fund’s shares are divided into eight classes, designated Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 shares (the “Class A Acquired Fund Shares,” the “Class B Acquired Fund Shares,” the “Class C Acquired Fund Shares,” the “Class I Acquired Fund Shares,” the “Class R1 Acquired Fund Shares,” the “Class R2 Acquired Fund Shares,” the “Class R3 Acquired Fund Shares,” and the “Class R4 Acquired Fund Shares” respectively, and together, the “Acquired Fund Shares”). The Surviving Fund’s shares are also divided into eight classes (the “Surviving Fund Shares”), designated Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 shares (the “Class A Reorganization Shares,” the “Class B Reorganization Shares,” the “Class C Reorganization Shares,” the “Class I Reorganization Shares,” the “Class R1 Reorganization Shares,” the “Class R2 Reorganization Shares,” the “Class R3 Reorganization Shares,” and the Class R4 Reorganization Shares respectively, and, together, the “Reorganization Shares”). Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Acquired Fund’s Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 shares correspond to the Surviving Fund’s Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 shares.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. The Reorganization

1.1  The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting of, without limitation, portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Time (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied, certified by the Acquired Fund’s Treasurer or Assistant Treasurer and delivered by the Acquired Fund to the Surviving Fund pursuant to paragraph 5.7 hereof (the “Statement of Assets and Liabilities”) (collectively, the “Assets”), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund including the Acquired Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business (collectively, the “Liabilities”) and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the Valuation Time (the “Acquired Fund Shareholders”), of the number of full and fractional (rounded to the third decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the “Closing”).

1.2  The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities or other assets prior to the Closing.

1.3  On or as soon after the closing date established in paragraph 3.1 hereof (the “Closing Date”) as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distribution will be accomplished by the transfer of the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 Acquired Fund Shares shall be credited with the respective pro rata number of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4 (as applicable) Reorganization Shares due that shareholder). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

1.4  The Acquired Fund shall use reasonable efforts to ensure that Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an “Affidavit”), to the Acquired Fund prior to the Closing Date.

Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer show evidence of ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, any dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

1.5  Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

1.6  The legal existence of the Acquired Fund shall be terminated promptly following the Liquidation Date.

2. Valuation

2.1  The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date (the “Valuation Time”). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the “Custodian”), as custodian and pricing agent for the Surviving Fund, using the valuation procedures set forth in Trust I’s Amended and Restated Declaration of Trust (“Trust I’s Declaration of Trust”) or Master Amended and Restated By-Laws (“Trust I’s By-Laws”) and the Surviving Fund’s then-current prospectus and statement of additional information (collectively, the “Surviving Fund Valuation Procedures”), to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, using the valuation procedures set forth in Trust X’s Amended and Restated Declaration of Trust (“Trust X’s Declaration of Trust”) or Master Amended and Restated By-Laws (“Trust X’s By-Laws”) and the Acquired Fund’s then-current prospectus and statement of additional information (collectively, the “Acquired Fund Valuation Procedures”). The determinations of the Custodian shall be conclusive and binding on all parties in interest; provided, however, that, in computing each Fund’s net asset value in accordance with this paragraph 2.1, any fair value determination required to be made by the Surviving Fund Valuation Procedures or Acquired Fund Valuation Procedures with respect to a portfolio security or other asset of either Fund shall be made in accordance with the applicable Fund’s Valuation Procedures, and any such fair value determinations shall be conclusive and binding on the Custodian and all parties in interest.

2.2  The number of Reorganization Shares of each class (including fractional shares, if any, rounded to the third decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the “Acquired Fund Value”) attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph); (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed); (c) the number of Class C Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the net asset value of a Class C Reorganization Share (as so computed); (d) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed); (e) the number of Class R1 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R1 Acquired Fund Shares by the net asset value of a Class R1 Reorganization Share (as so computed); (f) the number of Class R2 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R2 Acquired Fund Shares by the net asset value of a Class R2 Reorganization Share (as so computed); (g) the number of Class R3 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R3 Acquired Fund Shares by the net asset value of a Class R3 Reorganization Share (as so computed); and (h) the number of Class R4 Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class R4 Acquired Fund Shares by the net asset value of a Class R4 Reorganization Share (as so computed).

2.3  Except for certain fair value determinations as described in paragraph 2.1 hereof, all computations of value shall be made by the Custodian in its capacity as pricing agent for the Surviving Fund and the Acquired Fund, as applicable, and in accordance with its regular practice in pricing the shares and assets of the Surviving Fund and the Acquired Fund, as applicable, using the relevant Fund’s Valuation Procedures.

3. Closing and Closing Date

3.1  The Closing Date shall be July     , 2009 or such other date on or before September 30, 2009 as the parties may agree. The Closing shall be held at 5:00 p.m., Boston time, at the offices of Trust X and Trust I, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

3.2  Portfolio securities shall be transferred by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the US Treasury Department’s book-entry system or by the Depository Trust Company or other third-party depositories, by transfer to the account of the Custodian in accordance with Rule
17f-4, Rule 17f-5, or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of “State Street Bank and Trust Company, Custodian for the MFS Core Equity Fund” or in the name of any successor organization.

3.3  If on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the next business day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before September 30, 2009, this Agreement may be terminated by either Fund upon the giving of written notice to the other.

3.4  The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund

Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Closing Date (the “Shareholder List”). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund’s account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1  Trust X, on behalf of the Acquired Fund, represents and warrants to Trust I, on behalf of the Surviving Fund, as follows:

(a)	Trust X is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out its obligations under this Agreement. Neither Trust X nor the Acquired Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust X, subject to the approval of the shareholders of the Acquired Fund. Trust X has all necessary federal, state and local authorizations to own all of the properties and assets of Trust X and to carry on its business as now being conducted;

(b)	Trust X is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect; and the Acquired Fund is a separate series of Trust X duly constituted in accordance with the applicable provisions of Trust X’s Declaration of Trust, Trust X’s By-Laws and the laws of The Commonwealth of Massachusetts;

(c)	Trust X is not, and the execution, delivery and performance of this Agreement by Trust X will not result, in violation of any provision of Trust X’s Declaration of Trust or Trust X’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust X or the Acquired Fund is a party or by which Trust X or the Acquired Fund is bound;

(d)	The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with the Acquired Fund’s obligations under this Agreement) that will not be terminated at or prior to the Closing Date and no such termination will result in liability to Trust X or the Acquired Fund (or the Surviving Fund);

(e)	Except as otherwise disclosed in writing to and accepted by Trust I, on behalf of the Surviving Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust X or the Acquired Fund, threatened against Trust X or the Acquired Fund or any of its properties or assets. Neither Trust X nor the Acquired Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust X nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated;

(f)	The statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of July 31, 2008, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended July 31, 2008 and July 31, 2007 (copies of which have been furnished to the Surviving Fund) have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Acquired Fund as of July 31, 2008 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

(g)	The unaudited statement of assets and liabilities, including the schedule of portfolio investments, of the Acquired Fund as of January 31, 2009, and the related statement of operations for the fiscal semi-annual period then ended, and the statement of changes in net assets for the fiscal semi-annual period ended January 31, 2009 (copies of which have been furnished to the Surviving Fund) present fairly in all material respects the financial position of the Acquired Fund as of January 31, 2009 and the results of its operations and changes in net assets for the semi-annual period in accordance with accounting principles generally accepted in the United States of America, consistently applied, and there are no known actual or contingent liabilities of the Acquired Fund as of the date thereof not described therein;

(h)	Since July 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Trust I, on behalf of the Surviving Fund. For the purposes of this subparagraph (h), a decline in net asset value per Acquired Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Acquired Fund, or a distribution or a payment of dividends shall not constitute a material adverse change;

(i)	As of the Closing Date, the Acquired Fund will have, within the times and in the manner prescribed by law, properly filed all required federal and other tax returns and reports which, to the knowledge of Trust X’s officers, are required to have been filed by the Acquired Fund by such date and all such returns and reports were complete and accurate in all material respects. The Acquired Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(j)

For each taxable year of its operations and since its inception, for federal income tax purposes, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company,” and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to Acquired Fund for each taxable year since its inception and for the remainder of its current taxable year beginning August 1, 2008 and ending on the Closing Date.

The Acquired Fund will declare to the Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on July 31, 2008 and the short taxable year beginning on August 1, 2008 and ending on the Closing Date. Such dividends will be made to ensure continued qualification of the Acquired Fund as a “regulated investment company” for tax purposes and to eliminate fund-level tax.

(k)	The authorized capital of Trust X consists of an unlimited number of shares, currently divided into twelve series and, with respect to the Acquired Fund, into eight classes at the date hereof. All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust X (except as described in the Acquired Fund’s current prospectus and statement of additional information). All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust X does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

(l)	Except as previously disclosed to Trust I, at the Closing Date the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer, convey and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust X, on behalf of the Acquired Fund (with the exception of the approval of this Agreement by the Acquired Fund’s shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund), and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of such shareholders and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)	The information to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations thereunder applicable thereto;

(o)	The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.7 hereof) (other than written information furnished by the Surviving Fund for inclusion therein, as covered by Trust I’s representation and warranty in paragraph 4.2(o) hereof), on the effective date of the Registration Statement, on the date of the Meeting (as defined in paragraph 5.2 hereof) and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

(p)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust X, on behalf of the Acquired Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the “Acts”), and such as may be required under state securities laws;

(q)	All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

(r)	The then current prospectus and statement of additional information of the Acquired Fund, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(s)	The Acquired Fund incurred the Liabilities in the ordinary course of its business.

4.2 Trust I, on behalf of the Surviving Fund, represents and warrants to Trust X, on behalf of the Acquired Fund, as follows:

(a)	Trust I is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. Neither Trust I nor the Surviving Fund is required to qualify to do business in any other jurisdiction. This Agreement has been duly authorized by Trust I on behalf of the Surviving Fund. Trust I has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted.

(b)	Trust I is a duly registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Surviving Fund is a separate series of Trust I duly constituted in accordance with the applicable provisions of Trust I’s Declaration of Trust, Trust I’s By-Laws and the laws of The Commonwealth of Massachusetts;

(c)	The current prospectus and statement of additional information of the Surviving Fund, each dated January 1, 2009, as supplemented and updated from time to time (collectively,

the“Surviving Fund Prospectus”), and the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein as covered by the Acquired Fund’s representation and warranty in paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(d)	At the Closing Date, the Surviving Fund will have good and marketable title to its assets;

(e)	Trust I is not, and the execution, delivery and performance of this Agreement will not result, in violation of Trust I’s Declaration of Trust or Trust I’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust I or the Surviving Fund is a party or by which Trust I or the Surviving Fund is bound;

(f)	Except as otherwise disclosed in writing to and accepted by Trust X, on behalf of the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to the knowledge of Trust I or the Surviving Fund, threatened against Trust I or the Surviving Fund or any of its properties or assets. Neither Trust I nor the Surviving Fund know of facts that might form the basis for the institution of such proceedings, and neither Trust I nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transaction herein contemplated;

(g)	The statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of August 31, 2008, and the related statement of operations for the fiscal year then ended, and the statement of changes in net assets for the fiscal years ended August 31, 2008 and August 31, 2007 (copies of which have been furnished to the Acquired Fund) have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and present fairly in all material respects the financial position of the Surviving Fund as of August 31, 2008 and the results of its operations and changes in net assets for the respective stated periods in accordance with accounting principles generally accepted in the United States of America consistently applied, and there are no known actual or contingent liabilities of the Surviving Fund as of the respective dates thereof not disclosed therein;

(h)	The unaudited statement of assets and liabilities, including the schedule of portfolio investments, of the Surviving Fund as of February 28, 2009, and the related statement of operations and statement of changes in net assets for the semi-annual period then ended, (copies of which have been furnished to the Acquired Fund) present fairly in all material respects the financial position of the Surviving Fund as of February 28, 2009, and the results of its operations and changes in net assets for the stated period in accordance with accounting principles generally accepted in the United States of America consistently applied and there are no known actual or contingent liabilities of the Surviving Fund as of the date thereof not disclosed therein;

(i)	Since August 31, 2008, there has not been any material adverse change in the Surviving Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in net asset value per Surviving Fund Share resulting from losses upon the disposition of investments or from changes in the value of investments held by the Surviving Fund, or a distribution or a payment of dividends, shall not constitute a material adverse change;

(j)	As of the Closing Date, the Surviving Fund, will have, within the times and in the manner prescribed by law, properly filed all federal and other tax returns and reports which, to the knowledge of the officers of the Surviving Fund, are required to be filed by the Surviving Fund by such date, and all such returns and reports were complete and accurate in all material respects. The Surviving Fund has timely paid or will timely pay, in the manner prescribed by law, all federal and other taxes shown to be due on said returns or on any assessments received by the Surviving Fund. All tax liabilities of the Surviving Fund have been adequately provided for on its books, and no tax deficiency or liability of the Surviving Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid;

(k)	For each taxable year of its operations since its inception, for federal income tax purposes, the Surviving Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the provisions of sections 851 through 855 of the Code have applied and will continue to apply to the Surviving Fund for each taxable year since its inception and for the remainder of its current taxable year beginning September 1, 2008 and ending on the Closing Date.

(l)	The authorized capital of Trust I consists of an unlimited number of shares, currently divided into seven series and, with respect to the Surviving Fund, into eight classes at the date hereof. All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information). The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

(m)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Trust I, on behalf of the Surviving Fund, and this Agreement constitutes a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)	The Reorganization Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will be duly authorized at the Closing Date and, when so issued and delivered, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information);

(o)	The information to be furnished by the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply fully with federal securities and other laws and regulations applicable thereto;

(p)	Trust I, on behalf of the Surviving Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state securities laws or other securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

(q)	All of the Surviving Fund’s issued and outstanding Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquired Fund;

(r)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Surviving Fund, of the transactions contemplated by this Agreement, except such as have been obtained under the Acts and such as may be required under state securities laws; and

(s)	No consideration other than Reorganization Shares (and the Surviving Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

5. Covenants

5.1  Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions.

5.2  Trust X will call a meeting of shareholders of the Acquired Fund (the “Meeting”) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3  Trust X covenants that the Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4  Trust X covenants that it will, from time to time, as and whereas requested by the Surviving Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Surviving Fund may reasonably deem necessary or desirable to vest in and confirm the Surviving Fund’s title to and possession of all the Assets and otherwise carry out the intent and purpose of this Agreement.

5.5  Trust X will provide such information as Trust I reasonably requests concerning the ownership of Acquired Fund Shares, including the information specified in paragraph 3.4 hereof.

5.6  Subject to the provisions of this Agreement, Trust X and Trust I each will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Trust X will furnish to Trust I on the Closing Date the Statement of Assets and Liabilities. As promptly as practicable, but in any case within 60 days after the Closing Date, Trust X or its designee will furnish to Trust I, in such form as is reasonably satisfactory to Trust I, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carry forwards and other items that the Surviving Fund will succeed to and take into account as a result of Section 381 of the Code.

5.8  Trust I, on behalf of the Surviving Fund, will prepare and file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein.

5.9  Trust I, on behalf of the Surviving Fund, will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the Acts, in connection with the Meeting to consider approval of this Agreement.

5.10  Trust X agrees to provide the Surviving Fund with information applicable to the Acquired Fund required under the Acts for inclusion in the Registration Statement and the Proxy Statement.

6. Conditions Precedent to Obligations of Trust X on behalf of the Acquired Fund

The obligations of Trust X to consummate the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of Trust I, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2  Trust I, on behalf of the Surviving Fund, shall have delivered to Trust X on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to Trust X and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that Trust I and the Surviving Fund shall have complied with all covenants and agreements and satisfied all conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as Trust X shall reasonably request; and

6.3  Trust X shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company (“MFS”), the Surviving Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to Trust X, to the effect that:

(a)	Trust I is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Surviving Fund is a separate series of Trust I duly constituted in accordance with Trust I’s Declaration of Trust and Trust I’s By-Laws;

(b)	this Agreement has been duly authorized, executed and delivered by the Surviving Fund and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust X on behalf of the Acquired Fund, is a valid and binding obligation of Trust I and the Surviving Fund enforceable against Trust I and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	assuming that consideration therefor of not less than the net asset value thereof has been paid, the Reorganization Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such issuance and delivery will be validly issued and outstanding and fully paid and nonassessable by the Surviving Fund (except as described in the Surviving Fund’s current prospectus and statement of additional information), and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or Trust I’s Declaration of Trust or Trust I’s By-Laws;

(d)	the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust I’s Declaration of Trust or Trust I’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust I or the Surviving Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust I or the Surviving Fund is a party or by which it is bound;

(e)	to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust I or the Surviving Fund of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f)	the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust I or the Surviving Fund, are accurate in all material respects;

(g)	to the knowledge of such counsel, there are no legal or governmental proceedings relating to Trust I or the Surviving Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Registration Statement that are not described as required;

(h)	to the knowledge of such counsel, Trust I is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(i)

except as may have been previously disclosed by Trust I, on behalf of the Surviving Fund, in writing to Trust X, on behalf of the Acquired Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust I or the Surviving Fund or any of their properties or assets, and neither Trust I nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not independently verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, she generally reviewed and discussed certain of such statements with certain officers of the Surviving Fund and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement, the date of the Meeting or the Closing Date and only insofar as such statements relate to the Surviving Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust X or the Acquired Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust X, its Board of Trustees and its officers and the Acquired Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust X may reasonably request.

7. Conditions Precedent to Obligations of Trust I on behalf of the Surviving Fund

The obligations of Trust I, on behalf of the Surviving Fund, to complete the transactions provided for herein shall be, at its election, subject to the performance by Trust X, on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1  All representations and warranties of Trust X, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2  Trust X, on behalf of the Acquired Fund, shall have delivered to the Surviving Fund the Statement of Assets and Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the federal income tax bases of and holding periods for such securities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Trust X;

7.3  Trust X, on behalf of the Acquired Fund, shall have delivered to Trust I on the Closing Date a certificate executed in its name by its President, Vice President, Secretary or Assistant Secretary and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of Trust X, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund shall have complied with all covenants and agreements and satisfied all conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date, and as to such other matters as the Surviving Fund shall reasonably request;

7.4  Trust I shall have received on the Closing Date a favorable opinion from Susan S. Newton, Associate General Counsel and Senior Vice President of MFS, the Acquired Fund’s investment adviser, dated as of the Closing Date, in a form satisfactory to the Surviving Fund to the effect that:

(a)	Trust X is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement. The Acquired Fund is a separate series of Trust X duly constituted in accordance with Trust X’s Declaration of Trust and Trust X’s By-Laws;

(b)	this Agreement has been duly authorized, executed and delivered by Trust X and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, and assuming due authorization, execution and delivery of this Agreement by Trust I, on behalf of the Surviving Fund, is a valid and binding obligation of Trust X and the Acquired Fund enforceable against Trust X and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c)	Trust X, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly, sold, assigned, conveyed, transferred and delivered such assets to the Surviving Fund.

(d)	the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Trust X’s Declaration of Trust or Trust X’s By-Laws, or any material provision of any agreement (known to such counsel) to which Trust X or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which Trust X or the Surviving Fund is a party or by which it is bound;

(e)	to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust X of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws;

(f)	the descriptions in the Proxy Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, only insofar as they relate to Trust X and the Acquired Fund, are accurate in all material respects;

(g)	to the knowledge of such counsel, there are no legal or governmental proceedings relating to Trust X or the Acquired Fund existing on or before the date of mailing the Proxy Statement or the Closing Date required to be described in the Proxy Statement that are not described as required;

(h)

assuming that consideration therefor of not less than the net asset value and the par value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund’s registration statement or any amendment thereto in effect at the time of such issuance, all issued and outstanding shares of the Acquired Fund are validly issued and outstanding and fully paid and nonassessable (except as described in the Acquired Fund’s current prospectus and statement of additional information);

(i)	to the knowledge of such counsel, Trust X is a duly registered investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(j)	except as may have been previously disclosed by Trust X on behalf of the Acquired Fund, in writing to Trust I, on behalf of the Surviving Fund, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened as to Trust X or the Acquired Fund or any of the Acquired Fund’s properties or assets, and Trust X is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, she generally reviewed and discussed certain of such statements with certain officers of Trust X and that in the course of such review and discussion no facts came to the attention of such counsel that led her to believe that, on the effective date of the Registration Statement or on the date of the Meeting and only insofar as such statements relate to Trust X or the Acquired Fund, the Proxy Statement contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data, or as to the information relating to Trust I or the Surviving Fund, contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust I, its Board of Trustees and its officers, and the Surviving Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as the Surviving Fund may reasonably request.

7.5  The assets of the Acquired Fund to be acquired by the Surviving Fund will include no assets which the Surviving Fund, by reason of limitations contained in Trust I’s Declaration of Trust or of investment restrictions disclosed in the Surviving Fund’s prospectus and statement of additional information in effect on the Closing Date, may not properly acquire.

8. Further Conditions Precedent to Obligations of Trust I on behalf of the Surviving Fund and Trust X on behalf of the Acquired Fund

The obligations of Trust X hereunder are, at the option of Trust I, and the obligations of Trust I hereunder are, at the option of Trust X, each subject to the further conditions that on or before the Closing Date:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of Trust X’s Declaration of Trust and Trust X’s By-Laws and the 1940 Act and the rules thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund;

8.2  On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including “no-action” positions of such federal or state authorities) deemed necessary by Trust I, on behalf of the Surviving Fund, or Trust X on behalf of the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Trust I, on behalf of the Surviving Fund, or Trust X, on behalf of the Acquired Fund may waive any such conditions for itself, respectively;

8.4  The Registration Statement shall have become effective under the 1933 Act and, as of the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5  The Acquired Fund shall have declared to Acquired Fund shareholders of record on or prior to the Closing Date a dividend or dividends which together with all previous such dividends shall have the effect of distributing to the Acquired Fund shareholders (a) all of the excess of (i) the Acquired Fund’s investment income excludable from gross income under section 103(a) of the Code over (ii) the Acquired Fund’s deductions disallowed under sections 265 and 171(a)(2) of the Code, (b) all of the Acquired Fund’s investment company taxable income as defined in section 852 of the Code, (computed in each case without regard to any deduction for dividends paid), and (c) all of the Acquired Fund’s net realized capital gain (after reduction for any capital loss carry forward) in each case for both the taxable year ending on July 31, 2008 and the short taxable year beginning on August 1, 2008 and ending on the Closing Date;

8.6  Trust X and Trust I shall have received an opinion of Ropes & Gray LLP (“Tax Counsel”), reasonably satisfactory to them, as to the federal income tax consequences mentioned below (the “Tax Opinion”). In rendering the Tax Opinion, Tax Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Tax Counsel may treat as representations and warranties made to it, and in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Agreement. The Tax Opinion shall be substantially to the effect that, although not free from doubt, based on the existing provisions of the Code, Treasury regulations, current administrative rules, and court decisions, on the basis of the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)	the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	no gain or loss will be recognized by the Surviving Fund upon the receipt of the Assets of the Acquired Fund in exchange for Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund;

(c)	the basis in the hands of the Surviving Fund of the Assets of the Acquired Fund transferred to the Surviving Fund in the Transaction will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the transfer;

(d)	the holding periods of the Assets of the Acquired Fund in the hands of the Surviving Fund will include the periods during which such Assets were held by the Acquired Fund;

(e)	no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s Assets to the Surviving Fund in exchange for the Reorganization Shares and the assumption by the Surviving Fund of the Liabilities of the Acquired Fund, or upon the distribution of the Reorganization Shares by the Acquired Fund to its shareholders in liquidation pursuant to this Agreement;

(f)	no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares for Reorganization Shares;

(g)	the aggregate basis of the Reorganization Shares that an Acquired Fund Shareholder receives in connection with the Reorganization will be the same as the aggregate basis of his or her Acquired Fund shares exchanged therefor;

(h)	an Acquired Fund Shareholder’s holding period for his or her Reorganization Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefor, provided that he or she held such Acquired Fund shares as capital assets; and

(i)	the Surviving Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Notwithstanding the above, the Tax Opinion will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles either at the end of a taxable year or upon the termination thereof or the transfer of such asset without reference to whether such a termination or transfer would otherwise be a taxable transaction.

Trust I and Trust X each agrees to make and provide additional representations to Tax Counsel with respect to the Surviving Fund and the Acquired Fund, respectively, that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, Trust I and Trust X may not waive in any material respect the condition set forth in this paragraph 8.6.

8.7  The Board of Trustees of each Fund shall have determined, with respect to each Fund, that the Reorganization is in the best interests of the Fund and is not dilutive of the interests of the Fund’s existing shareholders and, based on such determinations, shall have approved this Agreement and the transactions contemplated thereby.

9. Brokerage Fees and Expenses; Contingent Deferred Sales Charges; Certain Tax Matters; Certain Records

9.1  Trust I and Trust X each represents and warrants to the other that there are no brokers or finders entitled to receive any payments from either party to this Agreement in connection with the transactions provided for herein.

9.2  Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Agreement, whether or not the Reorganization is consummated.

9.3  Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a “CDSC”), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, and determining when the Surviving Fund’s Class B shares will convert to Class A shares of the Surviving Fund, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

9.4  Trust X agrees that it or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing August 1, 2008 and ending on the Closing Date.

9.5  Trust X, on behalf of the Acquired Fund, agrees that it or its designee shall deliver to Trust I, on behalf of the Surviving Fund, on the Closing Date or as soon thereafter as possible: (a) Acquired Fund shareholder statements and tax forms (i.e., Forms 1099) for the taxable years ended July 31, 2007 and July 31, 2008, and the short taxable year commencing on August 1, 2008 and ending on the Closing Date (all on microfilm or microfiche, if available); (b) detailed records indicating the status of all certificates representing ownership of the Acquired Fund Shares issued since inception of the Acquired Fund (e.g., indicating whether the certificates are outstanding or cancelled); and, if applicable, (c) for each Acquired Fund Shareholder, a record indicating the dollar amount of such shareholder’s Acquired Fund Share holdings as of such date representing that portion of such holdings subject to a CDSC as of such date and that portion of such holdings not subject to a CDSC as of such date, together with such other information with respect thereto as the Surviving Fund may reasonably request.

10. Entire Agreement

Trust I and Trust X agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Article 4 hereof or required in connection with paragraph 8.6 hereof and that this Agreement constitutes the entire agreement between the parties.

11. Termination

11.1  This Agreement may be terminated by the mutual agreement of Trust I and Trust X. In addition, either party may at its option terminate this Agreement unilaterally at or prior to the Closing Date because of:

(a)	a material breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or

(b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met.

11.2  In the event of any such termination, there shall be no liability for damages on the part of either Trust I or Trust X, or their respective trustees or officers, to the other party or its trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Trust X and Trust I; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; and provided further that nothing contained in this Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be personally delivered or given by prepaid telegraph, telecopy or certified mail addressed to Trust I, on behalf of the MFS Core Equity Fund or Trust X, on behalf the MFS New Endeavor Fund (as applicable), 500 Boylston Street, Boston, Massachusetts 02116, Attention: Assistant Secretary.

14. Miscellaneous

14.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3  This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

14.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5  A copy of Trust I’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust X acknowledges that the obligations of or arising out of this instrument are not binding upon any of the Surviving Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Surviving Fund in accordance with its proportionate interest hereunder. Trust X further acknowledges that the assets and liabilities of each series of the Surviving Fund are separate and distinct and that the obligations of or arising out of this instrument are binding solely upon the assets or property of the Surviving Fund.

14.6  A copy of Trust X’s Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. Trust I acknowledges that the obligations of or arising out of this instrument are not binding upon any of Acquired Fund’s trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust X in accordance with its proportionate interest hereunder. Trust I further acknowledges that the assets and liabilities of each series of Trust X are separate and distinct and that the obligations arising out of this instrument are binding solely upon the assets or property of the Acquired Fund.

14.7  Notwithstanding Article 12 of this Agreement, but subject to the first proviso contained therein, either party to this Agreement, with the consent of its President, Vice President, Secretary or Assistant Secretary, may waive any condition (other than that contained in paragraph 8.6 hereof) or covenant to which the other party is subject or may modify such condition or covenant in a manner deemed appropriate by any such officer.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer thereof.

MFS SERIES TRUST I, on its behalf and on behalf of MFS CORE EQUITY FUND, ONE OF ITS SERIES

By:

Susan S. Newton Assistant Secretary

MFS SERIES TRUST X, on its behalf and on behalf of MFS NEW ENDEAVOR FUND, ONE OF ITS SERIES

By:

Maria F. Dwyer President

NEF-PRX-5/09

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Acquisition of the Assets and Liabilities of

MFS NEW ENDEAVOR FUND,

A series of MFS Series X

by and exchange for shares of

MFS CORE EQUITY FUND,

a series of MFS Series Trust I

May 26, 2009

This Statement of Additional Information (the “Statement”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the “Prospectus”) of the MFS Core Equity Fund (the “Core Equity Fund”) dated May 26, 2009 relating to the sale of all or substantially all of the assets of the MFS New Endeavor Fund (the “New Endeavor Fund”) to the Core Equity Fund.

This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., P.O. Box 55824, Boston, MA 02205-5824, or by calling 1-800-225-2606.

ADDITIONAL INFORMATION ABOUT THE CORE EQUITY FUND

The Core Equity Fund’s Statement of Additional Information dated January 1, 2009, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

ADDITIONAL INFORMATION ABOUT THE NEW ENDEAVOR FUND

The New Endeavor Fund’s Statement of Additional Information dated December 1, 2008, as amended, has been filed with the Securities and Exchange Commission and is incorporated herein in its entirety by reference.

INDEPENDENT REGISTERED PUBLIC ACOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP is the Independent Registered Public Accounting Firm for each of the Core Equity Fund and the New Endeavor Fund, providing audit services, tax return review, and other consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for each of the Core Equity Fund and the New Endeavor Fund.

The following documents are incorporated by reference into this Statement: (i) the Core Equity Fund’s Annual Report for the fiscal year ended August 31, 2008; (ii) the Core Equity Fund’s Semi-Annual Report for the six-month period ended February 28, 2009;(iii) the New Endeavor Fund’s Annual Report for the fiscal year ended July 31, 2008; and (iv) the New Endeavor Fund’s Semi-Annual Report to Shareholders for the six-month period ended January 31, 2009. The audited annual financial statements for the Core Equity Fund and the New Endeavor Fund are incorporated by reference into the Prospectus and this Statement of Additional Information and have been so included and incorporated in reliance upon the reports of Ernst & Young LLP given on their authority as experts in auditing and accounting.

Annual or semi-annual reports may be obtained by contacting MFS Service Center, Inc., (addresses noted above) and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. or on the EDGAR database on the SEC’s Internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0102.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred on February 28, 2009 and the unaudited pro forma combined statement of operations for the twelve months ended February 28, 2009 presents the results of operations of Core Equity Fund as if the combination with New Endeavor Fund had been consummated on the first day of the twelve-month period ended February 28, 2009. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on the first day of the twelve-month period ended February 28, 2009. The historical statements have been derived from the Core Equity Fund’s and the New Endeavor Fund’s books and records utilized in calculating daily net asset value on February 28, 2009 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the New Endeavor Fund to the Core Equity Fund in exchange for the assumption by the Core Equity Fund of the stated liabilities of the New Endeavor Fund and for a number of the Core Equity Fund’s shares equal in value to the value of the net assets of the New Endeavor Fund transferred to the Core Equity Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Core Equity Fund for pre-combination periods will not be restated.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Core Equity Fund and the New Endeavor Fund incorporated by reference in this Statement of Additional Information.

Pro Forma Financial Statements

Portfolio of Investments and Pro Forma Combined Portfolio of Investments (Unaudited)

2/28/09

Issuer	MFS New Endeavor Fund		MFS Core Equity Fund		Pro Forma Adjustments	Pro Forma Combined Fund
	Shares	Value ($)	Shares	Value ($)		Shares	Value ($)
Stocks (99.7%, 99.3% and 99.3%, respectively)
Aerospace
Goodrich Corp.	4,300	$142,502	29,900	$990,886	$—	34,200	1,133,388
Lockheed Martin Corp.	—	—	79,390	5,010,303	—	79,390	$5,010,303
Northrop Grumman Corp.	—	—	40,730	1,521,673	—	40,730	1,521,673
Precision Castparts Corp.	5,150	285,465	29,500	1,635,185	—	34,650	1,920,650
United Technologies Corp.	—	—	100,640	4,109,131	—	100,640	4,109,131

		$427,967		$13,267,178	$—		$13,695,145

Airlines
Copa Holdings S.A., “A”	—	$—	39,550	$1,045,306	$—	39,550	$1,045,306
UAL Corp. (a)	—	—	72,530	356,122	—	72,530	356,122

		$—		$1,401,428	$—		$1,401,428

Apparel Manufacturers

NIKE, Inc., “B”		$—	85,940	$3,569,088	$—	85,940	$3,569,088

Biotechnology
Affymetrix, Inc. (n)	108,370	$230,828	—	$—	$—	108,370	$230,828
Genzyme Corp. (n)	—	—	161,231	9,823,805	—	161,231	9,823,805
Gilead Sciences, Inc. (n)	—	—	64,360	2,883,328	—	64,360	2,883,328
Repligen Corp. (n)	56,140	219,507	—	—	—	56,140	219,507

		$450,335		$12,707,133	$—		$13,157,468

Broadcasting
Omnicom Group, Inc.	—	$—	91,640	$2,202,109	$—	91,640	$2,202,109
Time Warner, Inc.	—	—	263,700	2,012,031	—	263,700	2,012,031
Walt Disney Co.	—	—	191,550	3,212,294	—	191,550	3,212,294

		$—		$7,426,434	$—		$7,426,434

Brokerage & Asset Managers
Affiliated Managers Group, Inc. (n)	16,474	$592,735	43,270	$1,556,855	$—	59,744	$2,149,590
Deutsche Boerse AG	—	—	30,060	1,386,390	—	30,060	1,386,390
GFI Group, Inc.	69,760	156,262	404,540	906,170		474,300	1,062,432
Invesco Ltd.	—	—	162,530	1,857,718	—	162,530	1,857,718
KKR Private Equity Investors LP, IEU (n)	47,428	106,713	—	—	—	47,428	106,713
MarketAxess Holdings, Inc. (n)	45,200	356,628	126,020	994,298		171,220	1,350,926
TD AMERITRADE Holding Corp. (n)	—	—	156,440	1,856,943	—	156,440	1,856,943

		$1,212,338		$8,558,374	$—		$9,770,712

Business Services
Accenture Ltd.	—	$—	105,110	$3,068,161	$—	105,110	$3,068,161
Amdocs Ltd. (n)	38,850	650,738	144,550	2,421,213	—	183,400	3,071,951

MasterCard, Inc., “A”	—	—	16,540	2,613,816	—	16,540	2,613,816
Visa, Inc., “A”	—	—	20,050	1,137,035	—	20,050	1,137,035
Western Union Co.	41,450	462,582	167,060	1,864,390	—	208,510	2,326,972

		$1,113,320		$11,104,615	$—		$12,217,935

Cable TV
Comcast Corp., “Special A” (l)	—	$—	183,830	$2,233,534	$—	183,830	$2,233,534
Time Warner Cable, Inc., “A” (l)(n)	—	—	87,370	1,592,755	—	87,370	1,592,755

		$—		$3,826,289	$—		$3,826,289

Chemicals
3M Co.	—	$—	87,230	$3,965,476	$—	87,230	$3,965,476
Celanese Corp.	34,700	296,338	111,280	950,331	—	145,980	1,246,669
Ecolab, Inc.	12,860	408,691	18,240	579,667	—	31,100	988,358

		$705,029		$5,495,474	$—		$6,200,503

Computer Software
Citrix Systems, Inc. (n)	23,560	$484,865	101,140	$2,081,461	$—	124,700	$2,566,326
MicroStrategy, Inc., “A” (n)	18,270	667,403	173,370	6,333,206	—	191,640	7,000,609
MSC Software Corp. (n)	69,319	320,254	501,090	2,315,036	—	570,409	2,635,290
Oracle Corp. (n)	—	—	238,860	3,711,884	—	238,860	3,711,884
Parametric Technology Corp. (n)	54,890	446,805	—	—	—	54,890	446,805
VeriSign, Inc. (n)	32,480	627,838	208,960	4,039,197	—	241,440	4,667,035

		$2,547,165		$18,480,784	$—		$21,027,949

Computer Software - Systems
Apple, Inc. (n)	—	$—	144,120	$12,871,357	$—	144,120	$12,871,357
Avnet, Inc. (n)	15,180	262,159	—	—	—	15,180	262,159
Hewlett-Packard Co.	—	—	255,030	7,403,521	—	255,030	7,403,521
Solera Holdings, Inc. (n)	31,770	660,498	97,070	2,018,085	—	128,840	2,678,583

		$922,657		$22,292,963	$—		$23,215,620

Construction
Lennox International, Inc.	25,800	$668,220	—	$—	$—	25,800	$668,220
Pulte Homes, Inc. (l)	38,990	357,928	225,000	2,065,500	—	263,990	2,423,428
Sherwin-Williams Co.	14,960	687,412	16,240	746,228	—	31,200	1,433,640
Stanley Works	26,620	712,351	—	—	—	26,620	712,351

		$2,425,911		$2,811,728	$—		$5,237,639

Consumer Goods & Services
Alberto-Culver Co.	—	$—	53,910	$1,193,567	$—	53,910	$1,193,567
Capella Education Co. (n)	10,140	562,364	27,050	1,500,193	—	37,190	2,062,557
Colgate-Palmolive Co.	—	—	90,630	5,454,113	—	90,630	5,454,113
DeVry, Inc.	9,820	510,149	—	—	—	9,820	510,149
Kimberly-Clark de Mexico S.A. de C.V., “A”	35,340	109,524	—	—	—	35,340	109,524
New Oriental Education & Technology Group, Inc., ADR (n)	7,570	338,909	—	—	—	7,570	338,909
Procter & Gamble Co.	—	—	164,960	7,946,123	—	164,960	7,946,123
Sotheby’s	30,570	205,125	—	—	—	30,570	205,125
Strayer Education, Inc.	2,000	339,500	8,400	1,425,900	—	10,400	1,765,400

		$2,065,571		$17,519,896	$—		$19,585,467

Containers

Crown Holdings, Inc. (n)	36,720	$774,058	95,840	$2,020,307	$—	132,560	$2,794,365

Electrical Equipment
AMETEK, Inc.	29,060	$768,928	75,500	$1,997,730	$—	104,560	$2,766,658
Danaher Corp.	—	—	208,000	10,558,080	—	208,000	10,558,080
Mettler - Toledo International, Inc. (n)	7,180	382,766	—	—	—	7,180	382,766
Rockwell Automation, Inc.	22,190	446,019	159,740	3,210,774	—	181,930	3,656,793
W.W. Grainger, Inc.	9,110	602,718	—	—	—	9,110	602,718

		$2,200,431		$15,766,584	$—		$17,967,015

Electronics
ARM Holdings PLC, ADR	155,640	$652,132	—	$—	$—	155,640	$652,132
ASML Holdings N.V.	—	—	69,870	1,057,133	—	69,870	1,057,133
Atheros Communications, Inc. (n)	32,510	392,721	—	—	—	32,510	392,721
Flextronics International Ltd. (n)	136,552	281,297	529,613	1,091,003	—	666,165	1,372,300
Hittite Microwave Corp. (n)	31,750	875,665	72,290	1,993,758	—	104,040	2,869,423
Intel Corp.	—	—	473,830	6,036,594	—	473,830	6,036,594
Intersil Corp., “A”	33,410	337,775	—	—	—	33,410	337,775
Marvell Technology Group Ltd. (n)	—	—	491,680	3,692,517	—	491,680	3,692,517
Mellanox Technologies Ltd. (n)	31,380	258,885	—	—	—	31,380	258,885
Monolithic Power Systems, Inc. (n)	33,390	432,401	—	—	—	33,390	432,401
National Semiconductor Corp.	—	—	317,440	3,460,096	—	317,440	3,460,096
Silicon Laboratories, Inc. (n)	31,900	698,610	39,830	872,277	—	71,730	1,570,887

		$3,929,486		$18,203,378	$—		$22,132,864

Energy - Independent
Apache Corp.	—	$—	61,680	$3,644,671	$—	61,680	$3,644,671
Arena Resources, Inc. (n)	12,730	272,677	—	—	—	12,730	272,677
CONSOL Energy, Inc.	—	—	32,950	897,888	—	32,950	897,888
Continental Resources, Inc. (n)	5,980	95,022	—	—	—	5,980	95,022
Devon Energy Corp.	—	—	34,430	1,503,558	—	34,430	1,503,558
EOG Resources, Inc.	—	—	34,570	1,729,883	—	34,570	1,729,883
EXCO Resources, Inc. (n)	26,330	239,866	—	—	—	26,330	239,866
Foundation Coal Holdings, Inc.	4,880	78,470	—	—	—	4,880	78,470
Plains Exploration & Production Co. (n)	2,970	56,846	—	—	—	2,970	56,846
St. Mary Land & Exploration Co.	21,740	295,229	—	—	—	21,740	295,229
Ultra Petroleum Corp. (n)	—	—	40,400	1,419,656	—	40,400	1,419,656
XTO Energy, Inc.	—	—	158,520	5,018,743	—	158,520	5,018,743

		$1,038,110		$14,214,399	$—		$15,252,509

Energy - Integrated
BP PLC	—	$—	288,410	$1,843,837	$—	288,410	$1,843,837
Chevron Corp.	—	—	242,190	14,703,355	—	242,190	14,703,355
Exxon Mobil Corp.	—	—	191,092	12,975,147	—	191,092	12,975,147
Hess Corp.	—	—	82,700	4,522,863	—	82,700	4,522,863
Royal Dutch Shell PLC, “A”	—	—	190,950	3,853,290	—	190,950	3,853,290
TOTAL S.A.	—	—	42,900	2,030,111	—	42,900	2,030,111

		$—		$39,928,603	$—		$39,928,603

Engineering - Construction
Fluor Corp.	—	$—	122,330	$4,067,472	$—	122,330	$4,067,472
Foster Wheeler AG (n)	9,320	140,173	—	—	—	9,320	140,173
North American Energy Partners, Inc. (n)	132,570	267,791	218,520	441,410	—	351,090	709,201

		$407,964		$4,508,882	$—		$4,916,846

Entertainment
DreamWorks Animation, Inc., “A” (n)	—	$—	48,970	$944,631	$—	48,970	$944,631

Food & Beverages
Coca-Cola Co.	—	$—	191,880	$7,838,298	$—	191,880	$7,838,298
Hain Celestial Group, Inc. (n)	43,850	617,408	99,060	1,394,765	—	142,910	2,012,173
J.M. Smucker Co.	16,160	599,859	46,260	1,717,171	—	62,420	2,317,030
Pepsi Bottling Group, Inc.	23,890	441,965	74,610	1,380,285	—	98,500	1,822,250
PepsiCo, Inc.	—	—	181,179	8,721,957	—	181,179	8,721,957

		$1,659,232		$21,052,476	$—		$22,711,708

Food & Drug Stores
CVS Caremark Corp.	—	$—	168,260	$4,331,012	$—	168,260	$4,331,012
Kroger Co.	—	—	82,940	1,714,370	—	82,940	1,714,370

		$—		$6,045,382	$—		$6,045,382

Gaming & Lodging
International Game Technology	—	$—	72,190	$636,716	$—	72,190	$636,716
Pinnacle Entertainment, Inc. (n)	47,260	354,923	94,000	705,940	—	141,260	1,060,863
Royal Caribbean Cruises Ltd.	—	—	73,250	439,500	—	73,250	439,500

		$354,923		$1,782,156	$—		$2,137,079

General Merchandise
Kohl’s Corp. (n)	—	$—	85,170	$2,992,874	$—	85,170	$2,992,874
Stage Stores, Inc.	62,810	450,976	—	—	—	62,810	450,976
Target Corp.	—	—	136,670	3,869,128	—	136,670	3,869,128
Wal-Mart Stores, Inc.	—	—	54,640	2,690,474	—	54,640	2,690,474

		$450,976		$9,552,476	$—		$10,003,452

Health Maintenance Organizations
eHealth, Inc. (n)	45,290	$572,919	—	$—	$—	45,290	$572,919
WellPoint, Inc. (n)	—	—	136,060	4,615,155	—	136,060	4,615,155

		$572,919		$4,615,155	$—		$5,188,074

Insurance
ACE Ltd.	—	$—	23,500	$857,985	$—	23,500	$857,985
Allied World Assurance Co. Holdings Ltd.	25,590	982,912	110,120	4,229,709	—	135,710	5,212,621
Aon Corp.	—	—	42,000	1,606,080	—	42,000	1,606,080
Aspen Insurance Holdings Ltd.	39,220	854,604	—	—	—	39,220	854,604
Chubb Corp.	—	—	50,190	1,959,418	—	50,190	1,959,418
Employers Holdings, Inc.	77,560	744,576	—	—	—	77,560	744,576

Max Capital Group Ltd.	34,130	563,145	—	—	—	34,130	563,145
MetLife, Inc.	—	—	186,970	3,451,466	—	186,970	3,451,466
Travelers Cos., Inc.	—	—	67,280	2,432,172	—	67,280	2,432,172

		$3,145,237		$14,536,830	$—		$17,682,067

Internet
Google, Inc., “A” (n)	—	$—	23,490	$7,939,385	$—	23,490	$7,939,385
Omniture, Inc. (n)	52,530	596,741	—	—	—	52,530	596,741
TechTarget, Inc. (l)(n)	98,239	245,598	—	—	—	98,239	245,598

		$842,339		$7,939,385	$—		$8,781,724

Leisure & Toys
Hasbro, Inc.	—	$—	52,310	$1,197,376	$—	52,310	$1,197,376

Machinery & Tools
Bucyrus International, Inc.	15,330	$190,399	55,850	$693,657	$—	71,180	$884,056
Eaton Corp.	—	—	50,420	1,822,683	—	50,420	1,822,683
GEA Group AG	40,990	441,952	—	—	—	40,990	441,952
Kennametal, Inc.	22,500	367,200	—	—	—	22,500	367,200
Roper Industries, Inc.	15,570	643,820	32,380	1,338,913	—	47,950	1,982,733

		$1,643,371		$3,855,253	$—		$5,498,624

Major Banks
Bank of New York Mellon Corp.	—	$—	132,008	$2,926,617	$—	132,008	$2,926,617
Goldman Sachs Group, Inc.	—	—	12,700	1,156,716	—	12,700	1,156,716
JPMorgan Chase & Co.	—	—	490,840	11,215,694	—	490,840	11,215,694
State Street Corp.	—	—	70,630	1,784,820	—	70,630	1,784,820
Wells Fargo & Co.	—	—	381,860	4,620,506	—	381,860	4,620,506

		$—		$21,704,353	$—		$21,704,353

Medical & Health Technology & Services
Athenahealth, Inc. (n)	10,020	$255,310	—	$—	$—	10,020	$255,310
DaVita, Inc. (n)	9,350	438,702	42,370	1,988,000	—	51,720	2,426,702
Genoptix, Inc. (n)	10,900	330,488	—	—	—	10,900	330,488
IDEXX Laboratories, Inc. (n)	14,350	431,935	26,740	804,874	—	41,090	1,236,809
IPC The Hospitalist Co., Inc. (n)	22,790	365,096	—	—	—	22,790	365,096
LCA-Vision, Inc.	64,210	176,578	—	—	—	64,210	176,578
Medassets, Inc. (n)	24,820	366,840	—	—	—	24,820	366,840
MWI Veterinary Supply, Inc. (n)	28,670	723,057	61,372	1,547,802	—	90,042	2,270,859
Patterson Cos., Inc. (n)	33,240	600,647	213,450	3,857,041	—	246,690	4,457,688
VCA Antech, Inc. (n)	18,580	386,278	43,420	902,702	—	62,000	1,288,980

		$4,074,931		$9,100,419	$—		$13,175,350

Medical Equipment
ABIOMED, Inc. (n)	24,840	$169,160	—	$—	$—	24,840	$169,160
Alcon, Inc.	—	—	24,500	2,017,820	—	24,500	2,017,820
Align Technology, Inc. (n)	45,290	310,237	—	—	—	45,290	310,237
AngioDynamics, Inc. (n)	29,710	352,658	—	—	—	29,710	352,658
Conceptus, Inc. (n)	30,700	344,761	—	—	—	30,700	344,761

Medtronic, Inc.	—	—	257,340	7,614,691	—	257,340	7,614,691
Mindray Medical International Ltd., ADR	16,950	309,338	—	—	—	16,950	309,338
NxStage Medical, Inc. (n)	130,210	407,557	92,620	289,901	—	222,830	697,458
NxStage Medical, Inc. (n)(z)	—	—	342,400	1,071,712	—	342,400	1,071,712
ResMed, Inc. (n)	13,640	503,043	—	—	—	13,640	503,043
Waters Corp. (n)	15,660	551,545	210,360	7,408,879	—	226,020	7,960,424
Zimmer Holdings, Inc. (n)	—		58,920	2,063,378	—	58,920	2,063,378

		$2,948,299		$20,466,381	$—		$23,414,680

Metals & Mining
Cameco Corp.	—	$—	67,270	$980,797	—	67,270	980,797
Cliffs Natural Resources, Inc.	—	—	44,660	689,104	—	44,660	689,104
Nucor Corp.	—	—	28,200	948,930	—	28,200	948,930

		$—		$2,618,831	$—		$2,618,831

Natural Gas - Distribution
Atmos Energy Corp.	17,490	$381,807	—	$—	$—	17,490	$381,807
EQT Corp.	22,750	699,563	—	—	—	22,750	699,563
Piedmont Natural Gas Co., Inc.	26,510	639,951	—	—	—	26,510	639,951
Southern Union Co.	43,260	580,117	—	—	—	43,260	580,117

		$2,301,438		$—	$—		$2,301,438

Natural Gas - Pipline
Williams Cos., Inc.	—	$—	159,140	$1,798,282	$—	159,140	$1,798,282

Network & Telecom
Ciena Corp. (n)	53,390	$286,704	210,540	$1,130,600	$—	263,930	$1,417,304
Cisco Systems, Inc. (n)	—	—	364,810	5,315,282	—	364,810	5,315,282
NICE Systems Ltd., ADR (n)	29,230	616,753	—	—	—	29,230	616,753
Research in Motion Ltd. (n)	—	—	60,680	2,423,559	—	60,680	2,423,559

		$903,457		$8,869,441	$—		$9,772,898

Oil Services
Cal Dive International, Inc. (n)	27,750	$140,138	—	$—	$—	27,750	$140,138
Dresser-Rand Group, Inc. (n)	14,280	300,023	—	—	—	14,280	300,023
Dril-Quip, Inc. (n)	8,310	174,676	—	—	—	8,310	174,676
Exterran Holdings, Inc. (n)	24,100	436,210	48,230	872,963	—	72,330	1,309,173
Halliburton Co.	—	—	139,950	2,282,585	—	139,950	2,282,585
Helix Energy Solutions Group, Inc. (n)	34,320	106,735	76,020	236,422	—	110,340	343,157
Helmerich & Payne, Inc.	10,430	246,774	—	—	—	10,430	246,774
Nabors Industries Ltd. (n)	—	—	42,490	412,578	—	42,490	412,578
Natural Gas Services Group, Inc. (n)	16,410	123,075	—	—	—	16,410	123,075
Noble Corp.	—	—	122,430	3,010,554	—	122,430	3,010,554
Transocean, Inc. (n)	—	—	53,550	3,200,683	—	53,550	3,200,683

		$1,527,631		$10,015,785	$—		$11,543,416

Other Banks & Diversified Financials
Center Financial Corp.	109,580	$323,261	—	$—	$—	109,580	323,261
City National Corp.	19,450	623,956	70,640	2,266,131	—	90,090	2,890,087

Discover Financial Services	—	—	111,830	640,786	—	111,830	640,786
Euro Dekania Ltd. (n)(z)	88,160	60,353	492,120	336,898	—	580,280	397,251
New York Community Bancorp, Inc.	—	—	80,830	796,175	—	80,830	796,175
NewAlliance Bancshares, Inc.	41,890	478,384	74,157	846,873	—	116,047	1,325,257
People’s United Financial, Inc.	—	—	138,300	2,407,803	—	138,300	2,407,803
TCF Financial Corp.	24,830	304,416	—	—	—	24,830	304,416
Viewpoint Financial Group	95,222	1,268,357	—	—	—	95,222	1,268,357
Washington Federal, Inc.	17,810	202,856	—	—	—	17,810	202,856

		$3,261,583		$7,294,666	$—		$10,556,249

Personal Computers & Peripherals
NetApp, Inc. (n)	—	$—	158,570	$2,131,181	$—	158,570	$2,131,181
Nuance Communications, Inc. (n)	66,340	587,772	—	—	—	66,340	587,772

		$587,772		$2,131,181	$—		$2,718,953

Pharmaceuticals
Abbott Laboratories	—	$—	103,800	$4,913,892	$—	103,800	$4,913,892
Allergan, Inc.	—	—	93,080	3,605,919	—	93,080	3,605,919
Johnson & Johnson	—	—	206,210	10,310,500	—	206,210	10,310,500
Pfizer, Inc.	—	—	165,300	2,034,843	—	165,300	2,034,843
Schering-Plough Corp.	—	—	308,050	5,356,990	—	308,050	5,356,990
Teva Pharmaceutical Industries Ltd., ADR	—	—	63,980	2,852,228	—	63,980	2,852,228
Wyeth	—	—	168,680	6,885,518	—	168,680	6,885,518

		$—		$35,959,890	$—		$35,959,890

Pollution Control

Republic Services, Inc.	38,842	$772,956	108,900	$2,167,110	$—	147,742	$2,940,066

Precious Metals & Minerals
Goldcorp, Inc.	—	$—	38,000	$1,098,960	$—	38,000	$1,098,960
Teck Cominco Ltd., “B”	—	—	66,420	233,373	—	66,420	233,373

		$—		$1,332,333	$—		$1,332,333

Railroad & Shipping
Canadian National Railway Co.	—	$—	101,950	$3,297,063	$—	101,950	$3,297,063
Union Pacific Corp.	—	—	38,540	1,446,021	—	38,540	1,446,021

		$—		$4,743,084	$—		$4,743,084

Real Estate
American Capital Agency Corp., REIT	39,660	$638,526	—	$—	$—	39,660	$638,526
Apartment Investment & Management, “A”, REIT	4,210	21,976	15,268	79,699	—	19,478	101,675
DiamondRock Hospitality Co., REIT	110,350	340,982	—	—	—	110,350	340,982
Hatteras Financial Corp., REIT	28,700	684,495	—	—	—	28,700	684,495
Kilroy Realty Corp., REIT	30,550	568,536	78,790	1,466,282	—	109,340	2,034,818
LaSalle Hotel Properties, REIT	18,070	96,132	—	—	—	18,070	96,132
Mack-Cali Realty Corp., REIT	45,510	777,311	353,030	6,029,752	—	398,540	6,807,063

		$3,127,958		$7,575,733	$—		$10,703,691

Restaurants
P.F. Chang’s China Bistro, Inc. (n)	33,160	$653,252	122,460	$2,412,462	$—	155,620	$3,065,714
Peet’s Coffee & Tea, Inc. (n)	20,700	446,085	—	—	—	20,700	446,085

		$1,099,337		$2,412,462	$—		$3,511,799

Specialty Chemicals
Air Products & Chemicals, Inc.	—	$—	35,500	$1,641,875	$—	35,500	$1,641,875
Airgas, Inc.	13,730	$422,747	—	—	—	13,730	422,747
Praxair, Inc.	—	—	41,510	2,355,693	—	41,510	2,355,693
Valspar Corp.	25,910	432,697	—	—	—	25,910	432,697

		$855,444		$3,997,568	$—		$4,853,012

Specialty Stores
Abercrombie & Fitch Co., “A”	32,830	$721,932	133,010	$2,924,890	$—	165,840	$3,646,822
AnnTaylor Stores Corp. (n)	49,250	324,065	—	—	—	49,250	324,065
Citi Trends, Inc. (n)	23,780	290,116	—	—	—	23,780	290,116
Dick’s Sporting Goods, Inc. (l)(n)	41,160	508,326	288,370	3,561,369	—	329,530	4,069,695
J. Crew Group, Inc. (n)	41,050	462,223	—	—	—	41,050	462,223
Nordstrom, Inc.	—	—	179,810	2,422,041	—	179,810	2,422,041
O’Reilly Automotive, Inc. (n)	26,690	890,378	138,670	4,626,031	—	165,360	5,516,409
PetSmart, Inc.	38,190	765,328	—	—	—	38,190	765,328
Staples, Inc.	—	—	176,800	2,819,960	—	176,800	2,819,960
Tiffany & Co.	20,550	391,272	126,540	2,409,322	—	147,090	2,800,594
Zumiez, Inc. (n)	82,340	649,663	—	—	—	82,340	649,663

		$5,003,303		$18,763,613	$—		$23,766,916

Telecommunications - Wireless
Cellcom Israel Ltd.	—	$—	70,150	$1,403,000	$—	70,150	$1,403,000
Rogers Communications, Inc., “B”	—	—	139,700	3,285,509	—	139,700	3,285,509

		$—		$4,688,509	$—		$4,688,509

Telephone Services
AT&T, Inc.	—	$—	454,020	$10,792,055	$—	454,020	$10,792,055
Cellcom Israel Ltd.	6,170	123,400	—	—	—	6,170	123,400
Verizon Communications, Inc.	—	—	97,370	2,777,966	—	97,370	2,777,966

		$123,400		$13,570,021	$—		$13,693,421

Tobacco
Lorillard, Inc.	—	$—	71,060	$4,152,746	$—	71,060	$4,152,746
Philip Morris International, Inc.	—	—	156,280	5,230,692	—	156,280	5,230,692

		$—		$9,383,438	$—		$9,383,438

Trucking
Expeditors International of Washington, Inc.	—	$—	52,500	$1,446,375	$—	52,500	$1,446,375
FedEx Corp.	—	—	26,440	1,142,472	—	26,440	1,142,472
J.B. Hunt Transport Services, Inc.	25,820	526,212	101,610	2,070,812	—	127,430	2,597,024
Landstar System, Inc.	22,300	705,795	—	—	—	22,300	705,795

		$1,232,007		$4,659,659	$—		$5,891,666

Utilities - Electric Power
American Electric Power Co., Inc.			—	$—	98,530	$2,763,767	$—		98,530	$2,763,767
CMS Energy Corp.			65,497	724,397	221,330	2,447,910	—		286,827	3,172,307
Dominion Resources, Inc.			—	—	67,820	2,046,808	—		67,820	2,046,808
Exelon Corp.			—	—	50,140	2,367,611	—		50,140	2,367,611
Northeast Utilities			29,280	641,514	—	—	—		29,280	641,514
NRG Energy, Inc. (n)			—	—	90,880	1,717,632	—		90,880	1,717,632
PG&E Corp.			—	—	67,840	2,592,845	—		67,840	2,592,845
PPL Corp.			—	—	101,950	2,843,386	—		101,950	2,843,386
Progress Energy, Inc.			—	—	69,360	2,456,731	—		69,360	2,456,731
Public Service Enterprise Group, Inc.			—	—	93,030	2,538,789	—		93,030	2,538,789

				$1,365,911		$21,775,479	$—			$23,141,390

Total Stocks (Identified Cost, $84,898,037, $772,999,066, and $857,897,103, respectively)				$58,074,766		$509,652,895	$—			$567,727,661

Warrants (-%, 0.0% and 0.0%, respectively)
Issuer
	Strike Price	First Exercise
Medical Equipment
NxStage Medical, Inc.
(1 share for 1 warrant) (n)(z)	$5.50	5/23/13	—	$—	68,480	$147,048	$—		68,480	$147,048

Total Warrants (Identified Cost, $-, $187,933, and $187,933, respectively)			—	$—		$147,048	$—			$147,048

Money Market Funds (v) (0.9%, 0.44%, and 1.34%, respectively)
MFS Institutional Money Market Portfolio, 0.44%, at Cost and Net Asset Value			549,214	$549,214	4,081,739	$4,081,739	$—		4,630,953	$4,630,953

Collateral for Securities Loaned (-%, 0.0% and 0.0%, respectively)
Issuer
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value			—	$—	1,250	$1,250	$—		1,250	$1,250

Total Investments (Identified Cost, $85,447,251, $777,269,988 and $862,717,239, respectively)				$58,623,980		$513,882,932	$—			$572,506,912

Other Assets, Less Liabilities (-0.6%, -0.1% and -0.7%, respectively)				(372,743)		(472,195)	(259,200	)(a)		(1,104,138)

Net Assets (100%, 100% and 100%, respectively)				$58,251,237		$513,410,737	$(259,200)			$571,402,774

(a)	Adjustments are the result of reorganization expenditures and will not be borne by pro forma combined fund on a going forward basis.

(l)	All or a portion of this security is on loan.

(n)	Non-income producing security.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The funds hold the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Euro Dekania Ltd.	3/08/07 - 6/25/07	$8,173,430	$397,251
NxStage Medical, Inc.	5/22/2008	1,352,874	1,071,712
NxStage Medical, Inc. (Warrants)	5/22/2008	187,933	147,048

Total Restricted Securities			1,616,011
% of Net Assets			0.3%

The following abbreviations are used in this report and are defined:

ADR     American Depository Receipt

IEU       International Equity Unit

REIT     Real Estate Investment Trust

See Notes to Financial Statements

Pro Forma Combined Statement of Assets and Liabilities (Unaudited)

February 28, 2009

	MFS New Endeavor Fund	MFS Core Equity Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Assets:
Investments
Non-affiliated issuers, at value (identified cost, $84,898,037, $773,188,249, and $858,086,286, respectively)	$58,074,766	$509,801,193	$—		$567,875,959
Underlying funds, at cost and value	549,214	4,081,739	—		4,630,953

Total Investments, at value, including $-, $1,235 and $1,235, respectively of securities on loan (identified cost, $85,447,251, $777,269,988 and $862,717,239, respectively)	$58,623,980	$513,882,932	$—		$572,506,912

Receivable for investments sold	513,091	13,277,007	—		13,790,098
Receivable for fund shares sold	33,221	436,611	—		469,832
Interest and dividends receivable	52,695	1,377,580	—		1,430,275
Receivable from investment adviser	20,688	131,193	—		151,881
Other assets	1,842	8,730	—		10,572

Total assets	$59,245,517	$529,114,053	$—		$588,359,570

Liabilities:
Payable for investments purchased	$571,699	$13,350,275	—		$13,921,974
Payable for fund shares reacquired	229,563	1,493,919	—		1,723,482
Collateral for securities loaned, at value (c)	—	1,250	—		1,250
Payable to affiliates
Management fee	3,654	27,955	—		31,609
Shareholder servicing costs	76,988	402,140	—		479,128
Distribution and service fees	2,708	20,906	—		23,614
Administrative services fee	159	913	—		1,072
Payable for independent trustees’ compensation	1,211	125,338	—		126,549
Accrued expenses and other liabilities	108,298	280,620	—		388,918
Estimated reorganization cost	—	—	259,200	(a)	259,200

Total liabilities	$994,280	$15,703,316	$259,200		$16,956,796

Net assets	$58,251,237	$513,410,737	$(259,200)		$571,402,774

Net assets consist of:
Paid-in capital	$129,378,698	$2,674,876,372	$—		$2,804,255,070
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(26,823,284)	(263,381,712)	—		(290,204,996)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(44,566,785)	(1,902,688,019)	—		(1,947,254,804)
Undistributed net investment income (loss)	262,608	4,604,096	(259,200	)(a)	4,607,504

Net assets	$58,251,237	$513,410,737	$(259,200)		$571,402,774

Shares of beneficial interest Outstanding	11,326,487	53,282,244	6,099,192		59,381,436

Net assets:
Class A shares	$34,525,742	$367,407,419	(159,882	)(a)	$401,773,279
Class B shares	10,425,943	66,913,510	(43,917	)(a)	77,295,536
Class C shares	7,399,089	41,239,252	(30,549	)(a)	48,607,792
Class I shares	1,092,734	9,678,205	(4,866	)(a)	10,766,073
Class R1 shares	757,855	2,014,103	(2,910	)(a)	2,769,048
Class R2 shares	2,720,368	9,097,846	(10,630	)(a)	11,807,584
Class R3 shares	1,296,785	17,024,876	(6,325	)(a)	18,315,336
Class R4 shares	32,721	35,526	(121	)(a)	68,126

Total	$58,251,237	$513,410,737	$(259,200)		$571,402,774

Shares outstanding:
Class A shares	6,577,754	37,487,843	3,523,035	(b)	41,010,878
Class B shares	2,110,764	7,370,512	1,148,232	(b)	8,518,744
Class C shares	1,497,184	4,562,516	818,483	(b)	5,380,999
Class I shares	201,044	950,727	107,341	(b)	1,058,068
Class R1 shares	154,179	222,737	83,834	(b)	306,571
Class R2 shares	532,250	944,423	282,489	(b)	1,226,912
Class R3 shares	247,165	1,739,884	132,460	(b)	1,872,344
Class R4 shares	6,147	3,602	3,319	(b)	6,921

Total	11,326,487	53,282,244	6,099,192		59,381,436

Net Asset Value:
Class A shares	$5.25	$9.80			$9.80
Class B shares	$4.94	$9.08			$9.07
Class C shares	$4.94	$9.04			$9.03
Class I shares	$5.44	$10.18			$10.18
Class R1 shares	$4.92	$9.04			$9.03
Class R2 shares	$5.11	$9.63			$9.62
Class R3 shares	$5.25	$9.79			$9.78
Class R4 shares	$5.32	$9.86			$9.84

Shares outstanding are rounded for presentation purposes.

(a)	Adjustments are the result of reorganization expenditures and will not be borne by pro forma combined fund on a going forward basis.

(b)	If the reorganization had taken place on February 28, 2009, the New Endeavor Fund would have received 3,523,035, 1,148,232, 818,483, 107,341, 83,834, 282,489, 132,460 and 3,319 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3 and Class R4, respectively, of the Core Equity Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the New Endeavor Fund will receive on the Exchange Date. The foregoing is merely an example of what the New Endeavor Fund would have received and distributed had the reorganization been consummated on February 28, 2009, and should not be relied upon to reflect the amount that will be actually received on or after the Exchange Date.

(c)	Non-cash collateral is not included.

Pro Forma Combined Statement of Operations (Unaudited)

For the year ended February 28, 2009

	MFS New Endeavor Fund	MFS Core Equity Fund	Pro Forma Adjustments		Pro Forma Combined Fund
Net investment income (loss):
Income
Dividends	$1,538,890	$17,895,719	$—		$19,434,609
Income on securities loaned	—	554,590	—		554,590
Interest	19,944	166,486	—		186,430
Dividends from underlying funds	408	3,204			3,612
Foreign taxes withheld	(1,018)	(105,649)	—		(106,667)

Total investment income	$1,558,224	$18,514,350	$—		20,072,574

Expenses
Management fee	$799,475	$5,123,409	$(202,987	)(b)	$5,719,897
Distribution and service fees	597,504	4,327,406			4,924,910
Shareholder servicing costs	291,098	2,872,769	(128,454	)(f)	3,035,413
Administrative services fee	25,403	136,861	(8,041	)(d)	154,223
Independent trustees’ compensation	4,890	45,977	(4,890	)(a)	45,977
Custodian fee	42,659	136,914	(28,439	)(a)	151,134
Shareholder communications	45,122	177,616	(30,082	)(a)	192,656
Auditing fees	37,565	47,354	(37,565	)(a)	47,354
Legal fees	4,332	13,250	(2,888	)(a)	14,694
Miscellaneous	91,596	141,007	(60,667	)(a)	171,936

Total expenses	$1,939,644	$13,022,563	$(504,012)		$14,458,195

Fees paid indirectly	(2,300)	(3,501)	—		(5,801)
Reduction of expenses by investment adviser	(224,712)	(1,443,187)	318,662	(b)	(1,349,237)

Net expenses	$1,712,632	$11,575,875	$(198,119)		$13,090,388

Net investment income	$(154,408)	$6,938,475	$198,119		$6,982,186

Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investments transactions:	$(39,046,843)	$(189,748,683)	$—		$(228,795,526)
Written options	14,750	84	—		14,834
Foreign currency transactions	(4,135)	(19,968)	—		(24,103)

Net realized gain (loss) on investments and foreign currency transactions	$(39,036,228)	$(189,768,567)	$—		$(228,804,795)

Change in unrealized appreciation (depreciation)
Investments	$(12,302,557)	$(126,534,893)	$—		$(138,837,450)
Translation of assets and liabilities in foreign currencies	(61)	(43,022)	—		(43,083)

Net unrealized gain (loss) on investments and foreign currency translation	$(12,302,618)	$(126,577,915)	$—		$(138,880,533)

Net realized and unrealized gain (loss) on investments and foreign currency	$(51,338,846)	$(316,346,482)	$—		$(367,685,328)

Change in net assets from operations	$(51,493,254)	$(309,808,234)	$198,119		$(361,103,369)

(a)	Expenditures are reduced as a result of the elimination of duplicative functions.

(b)	Expenditures are adjusted to reflect the application of management fee rates and expense limitation in effect for the pro forma combined fund.

(d)	Expenditures are adjusted as a result of the current administrative services fee rates in effect for the pro forma combined fund.

(f)	Expenditures are adjusted to reflect the current shareholder maintenance rates in effect for the pro forma combined fund.

MFS Core Equity Fund and

MFS New Endeavor Fund

Notes to Pro Forma Combined Financial Statements

February 28, 2009

(Unaudited)

(1) Description of the Fund

MFS Core Equity Fund (Acquiring Fund) is a series of MFS Series Trust I (the trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment company.

The Acquiring Fund consists of 8 classes of shares: Classes A, B, C, I, R1, R2, R3 and R4. The Acquiring fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(2) Basis for the Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of MFS New Endeavor Fund (Target Fund) into Acquiring Fund, (Acquiring Fund and Target Fund are referred to herein as the fund), as if such reorganization had taken place as of February 28, 2009, the semi-annual period of the Acquiring Fund. The following notes refer to the accompanying pro forma financial statements as if the reorganization of the Target Fund with and into the Acquiring Fund had taken place as of February 28, 2009 at the respective net asset value on that date. The Acquiring Fund will be the accounting survivor, based upon an analysis of factors including surviving fund portfolio manager, investment objectives and policies, expense ratio structures and portfolio composition and size.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and Target Fund included in their respective annual reports dated August 31, 2008 and July 31, 2008.

(3) Accounting Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4) Portfolio Valuation

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. For securities held short for which there were no sales reported for that day, the position is generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third-party source. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded.

2

Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Each fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of each fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. Level 1 includes quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of February 28, 2009 in valuing each fund’s assets or liabilities carried at market value:

MFS New Endeavor Fund	Level 1	Level 2	Level 3	Total
Investments in Securities	$58,121,675	$441,952	$60,353	$58,623,980
Other Financial Instruments	$—	$—	$—	$—

MFS Core Equity Fund	Level 1	Level 2	Level 3	Total
Investments in Securities	$504,600,035	$8,945,999	$336,898	$513,882,932
Other Financial Instruments	$—	$—	$—	$—

Pro Forma Combined Fund	Level 1	Level 2	Level 3	Total
Investments in Securities	$562,721,710	$9,387,951	$397,251	$572,506,912
Other Financial Instruments	$—	$—	$—	$—

3

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

MFS New Endeavor Fund	Investments in Securities	Other Financial Instruments
Balance as of 2/29/08	$1,265,664	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(1,205,311)	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	—

Balance as of 2/28/09	$60,353	$—

MFS Core Equity Fund	Investments in Securities	Other Financial Instruments
Balance as of 2/29/08	$7,065,093	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(6,728,195)	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	—

Balance as of 2/28/09	$336,898	$—

Pro Forma Combined Fund	Investments in Securities	Other Financial Instruments
Balance as of 2/29/08	$8,330,757	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(7,933,506)	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	—	—

Balance as of 2/28/09	$397,251	$—

(5) Reorganization and Portfolio Repositioning Costs

Costs associated with the reorganization will be borne directly by the Target Fund and the Acquiring Fund. These costs are estimated at $189,200, of which $161,700 and $27,500 will be borne by the Target Fund and Acquiring Fund, respectively.

Brokerage commissions and transaction costs associated with repositioning the Target Fund prior to the reorganization and the Acquiring Fund after the reorganization will be indirectly borne by those funds. These costs are estimated at $70,000, of which $44,000 and $26,000 will be borne by the Target Fund and Acquiring Fund, respectively.

4

(6) Capital Shares

The pro forma combined shares of beneficial interest outstanding represent those shares that would have been outstanding on February 28, 2009, had the acquisition taken place on February 28, 2009. In exchange for the net assets of the Target Fund each class of shares of the Acquiring Fund would have been issued based upon the per share net asset value as follows:

	Class A	Class B	Class C	Class I
Net assets – Target Fund	$34,525,742	$10,425,943	$7,399,089	$1,092,734
Shares – Acquiring Fund	3,523,035	1,148,232	818,483	107,341
Net asset value – Acquiring Fund	$9.80	$9.08	$9.04	$10.18

	Class R1	Class R2	Class R3	Class R4
Net assets – Target Fund	$757,855	$2,720,368	$1,296,785	$32,721
Shares – Acquiring Fund	83,834	282,489	132,460	3,319
Net asset value – Acquiring Fund	$9.04	$9.63	$9.79	$9.86

(7) Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

For the 12 months period ended 2/28/09.

MFS Core Equity Fund Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	—	20,780,578	(16,698,839)	4,081,739

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$3,204	$4,081,739

5

MFS New Endeavor Fund Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	—	3,510,880	(2,961,666)	549,214

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$408	$549,214

Pro forma Combined Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio	—	24,291,458	(19,660,505)	4,630,953

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money
Market Portfolio	$—	$—	$3,612	$4,630,953

(8) Federal Income Taxes

The fund’s policy is to comply with the provision of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Acquiring Fund and the Target Fund should be treated as a tax-free business combination. The yearly utilization of any capital loss acquired by the Acquiring Fund is limited by the Internal Revenue Code.

6

Vote this proxy card TODAY!
Your prompt response will save the expense
of additional mailings
PROXY TABULATOR
P.O. BOX 859232
BRAINTREE, MA 02185-9232

CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

OF THE MFS NEW ENDEAVOR FUND

FOR A SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON THURSDAY, JULY 9, 2009

The undersigned hereby appoints Mark N. Polebaum, Susan S. Newton, John M. Corcoran, Christopher R. Bohane, Timothy M. Fagan, Susan A. Pereira and Brian E. Langenfeld, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of MFS New Endeavor Fund (the “Fund”), on Thursday, July 9, 2009, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. The Trustees recommend a vote FOR the proposal on the reverse side.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.
Dated

Shareholder sign here (Please sign in the Box)

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

NEF RGI-PXC 0709

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. Example: ■

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL LISTED BELOW	FOR	AGAINST	ABSTAIN

1.      Approval of the Agreement and Plan of Reorganization providing for the transfer of the assets of MFS New Endeavor Fund to MFS Core Equity Fund, in exchange solely for shares of beneficial interest in MFS Core Equity Fund and the assumption by MFS Core Equity Fund of the liabilities of MFS New Endeavor Fund, the distribution of MFS Core Equity Fund shares to the shareholders of MFS New Endeavor Fund in complete liquidation and termination of MFS New Endeavor Fund.

	☐	☐	☐

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NEF RGI-PXC-0709